                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                               VAN ECK VIP TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2015

Item 1. Report to Shareholders.

ANNUAL REPORT
December 31, 2015

Van Eck VIP Trust

Van Eck VIP Emerging Markets Fund

1.800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2015.

VAN ECK VIP EMERGING MARKETS FUND
PRIVACY NOTICE
(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  ■  Social Security number and account balances

  ■  assets and payment history

  ■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 1.800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	1.800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

VAN ECK VIP EMERGING MARKETS FUND

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?	We collect your personal information, for example, when you
■ open an account or give us your income information
■ provide employment information or give us your contact information
■ tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Van Eck name such as Van Eck
Securities Corporation and others such as Market Vectors Index Solutions GmbH.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

VAN ECK VIP EMERGING MARKETS FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Emerging Markets Fund (the “Fund”) declined 13.99% during the 12 month period ending December 31, 2015, and outperformed the MSCI Emerging Markets (MSCI EM) Index,1 its benchmark index, which lost 14.60% over the same period.

Despite a choppy 12 months, the Fund still outperformed its benchmark index in 2015. We believe that this outperformance continues to underline not only the strength of our philosophy, but also our core philosophy and process. We also firmly believe that focusing on well-run companies that exhibit structural growth at a reasonable price generates better returns. Overall, we believe that growth spots exist in emerging markets and are accessible to investors, and we seek to uncover select and exciting opportunities in these growing countries and sectors in 2016. Examples of these growth spots include the private pension system in Turkey, mobile payments in Africa, and multiple areas in China including insurance and tourism.

We continue to be fundamentally based and employ a bottom-up investment strategy that has the ability to invest wherever opportunities exist, regardless of market capitalization and geography. Both our philosophy and process differentiate the Fund’s strategy, allowing us to capitalize on opportunities that are not well captured by the standard benchmark indices.

Fund Review

On a country level, stock selection in China aided the Fund’s outperformance the most. Despite the volatility in the Chinese market, our structural growth positions in the country delivered an overall return of 3.86% versus -6.69% for the China positions in the MSCI EM. We highlight this point as proof of the validity of our philosophy and approach to emerging markets which seeks out growing companies across the market cap spectrum that are priced reasonably. Stock selection in South Africa and Russia also added to Fund outperformance during the year. On the other hand, under allocation to South Korea and stock selection in Brazil and India detracted from relative performance during the year.

On a sector level, industrials and technology and under allocation to materials worked well for the Fund versus its MSCI EM benchmark in 2015. Selection in financials, which had a tough year, and consumer staples disappointed.

1

VAN ECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

As mentioned, China was an excellent contributor to performance during the 12 month period under review. Three of the Fund’s top performing stocks were Chinese companies. Boer Power Holdings (1.8% of Fund net assets†) provides electrical distribution solutions, benefiting industrial companies seeking better efficiency in power usage in China. Government policies encourage the development of a smart grid that is safe, reliable, efficient and environmentally friendly. Boer designs, manufactures and sells electrical distribution equipment and systems–tailored solutions which typically reduce customer electricity usage by 25%-30%. Its principal clients are in the telecoms, IT, and healthcare industries. The company works closely with Schneider (not held by Fund), the multinational manufacturer of power distribution equipment based in France.

Tencent Holdings (2.2% of Fund net assets†) is one of China’s main internet companies. Tencent leverages its vast instant message community to provide a range of value-added services including gaming. It also provides online advertising services and is increasingly investing in “online to offline” (o2o) opportunities. [The Fund also has a position in Tencent’s major shareholder: Naspers (3.5% of Fund net assets†). Naspers is a South African holding company for various global internet assets, primarily Tencent.] Similarly, JD.com (3.7% of Fund net assets†) is another well-managed and very focused Chinese internet company. JD.com focuses specifically on high-end online retail clients and distinguishes itself from the competition through the quality of its customer service.

Luxoft Holdings (2.0% of Fund net assets†), a high-end information technology service provider to the financial services industry, was the Fund’s “star performer” for the year. The company benefits from a highly-educated and skilled workforce in Eastern Europe and the former Soviet Union. The company has been able to win contracts from both existing and new customers, allowing it to achieve revenue growth in excess of 30% during the year. The continuing weakness in the local currencies during the year was a benefit to Luxoft.

In India, the pharmaceutical company, Strides Shasun (1.7% of Fund net assets†), has distinguished itself not only through the strength of its management, but also its focus on return metrics. As the year drew to a close, the company was getting its teeth in to a large acquisition that we believe can help grow both the company’s top-line and bottom-line.

In Latin America, Brazil’s woes were behind the difficulties faced by our three worst performing holdings: BB Seguridade Participações (2.3% of

2

Fund net assets†), Itaú Unibanco Holding (1.6% of Fund net assets†), and Estacio Participações (0.3% of Fund net assets†). The first two companies, involved in insurance and banking respectively, both fell victim to Brazil’s ever-deteriorating economic situation during the course of the year. Estacio Participações, a provider of post-secondary school education in Brazil, because of the country’s perilous finances, continued to be faced with substantial restrictions on the availability, and delayed payments, of certain government subsidies. In Peru, financial holding company Credicorp (1.7% of Fund net assets†) suffered as the country faced its own macro-economic headwinds, in particular, the fall in the price of commodities, and especially copper, during the year.

Our holding in Tech Mahindra (sold by Fund by period end) also proved a disappointment during the period under review. The company, India’s fifth largest IT services company, missed profit estimates and was surrounded by too many uncertainties concerning both margin pressures and the success of its acquisitions.

Overview

2015 was a tough year for emerging markets. China’s news dominated headlines for most of the year, along with the political and fiscal woes in Brazil, and other news related to geopolitical events in the Middle East. Commodity prices continued to decline and, as a result, had a significant impact on asset prices, especially those that are oil related. India was one of the few positives during the year, despite some disappointments regarding the pace of reforms.

Up until December and despite the year’s negative events, most of the Fund’s losses were due to currency movements, rather than stock price depreciation. However, the events of the last month of the year—the first U.S. Federal Reserve (Fed) rate hike since 2006, a flow of negative idiosyncratic news from Brazil and South Africa, mixed results from China, and a continued decline of commodity prices—changed that proposition, offsetting an encouraging beginning to the fourth quarter as, in October, markets and Fund holdings rallied sharply after a tumultuous summer.

China remained solidly at the forefront of most discussions on emerging markets during 2015. Investors were particularly concerned about depreciation of the currency and a messy deleveraging as the economy moves away from investment-led, state-controlled growth toward expansion that is based more on consumption and services.

3

VAN ECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

Despite stock market events both at the end of June and in August, nothing much has changed with our views of China. In our opinion, consumption, for an economy such as China, is closely tied to income growth. We continue to believe in the growth engine of “new China” at the expense of the old, fixed asset investment-based growth model of the past.

This growth has not been (and, we believe, will not be) linear. We continue not to be blindly optimistic about the course of China’s economy. There remain significant issues to be dealt with in terms of leverage and incremental return on investments, for example. However, balancing these is the tremendous progress that has already been made in reforming the economy and the financial markets, and, in particular, attacking corruption. While these are good for the long term, they can depress growth in the short term.

Brazil is still in a depressed state, with no easy solution to its current issues. From a macro viewpoint, the country continues to face a number of serious challenges, not least on the political, fiscal and monetary fronts. To restore confidence will, in our view, require a political change and/or time. Although we have a high degree of confidence in the stocks we hold, and their ability to grow even in the face of economic weakness, at the current juncture, we do not feel inclined to add to risk in Brazil.

Strategy and Outlook

Looking forward in China, overall, we expect lower, but better, growth, with continued monetary and fiscal easing. We expect the Renminbi currency (RMB) to depreciate versus the U.S. Dollar in a modest and fairly controlled fashion, assuming that the U.S. Dollar continues to be strong versus other major currencies. However, that the dollar will be strong is not necessarily our base view, but if it is, we expect the RMB to weaken.

We expect a modest cyclical recovery in the economy, or at least stabilization, which will allow some more breathing room for further significant structural reforms, with more emphasis on supply side reforms, rather than attempts simply to “juice up” demand. This will include more credit issues as the tidy up of highly indebted state-owned enterprise (SOE)-related entities continues. In fact, credit growth has picked up nicely in China, but has been obscured by the ongoing swap of debt held in local government finance vehicles into muni bonds.

The Fund continues to have little exposure to the old, smokestack/SOE complex and continues to be invested in the areas of the Chinese

4

economy that are still very attractive. These include areas such as the environment, internet, healthcare, tourism, and insurance.

In general, we believe the potential of the companies we target as being significant and, in fact, much larger than normal. This is natural for an asset class that, currently, is disliked as much as emerging markets. In truth, it is a little hard to see exactly when this will turn around, but cheap valuations and negative positioning set the stage for better returns down the road. On the positive side, in terms of timing, we anticipate better economic numbers out of China, and at least we have started down the journey of Fed tightening. A combination of Fed tightening and cheap emerging markets valuations historically sets up good emerging markets performance, and we certainly hope that this will be the case in 2016.

Since idiosyncrasy remains a critical aspect of investing in emerging markets, we continue to appreciate the flexibility inherent in our process that allows us to invest in well-priced structural growth opportunities across market capitalizations. In addition, we also have the advantage of being able to avoid certain larger capitalization names that are often exposed to cyclical industries and/or may be subject to unwelcome government involvement. As we go forward, we will continue to pursue attractive investments that we believe can deliver the anticipated growth that characterizes emerging markets countries.

The Fund continues to employ an active, non-index driven approach. Among other things, this provides it with the flexibility to address not only interesting emerging markets opportunities, but also concerns in both companies and countries, should any arise. It is essentially the flexibility to invest in the best structural growth stories that we can find, many of which are found in small- and mid-cap stocks.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, illiquid securities, and small or mid-cap companies. The Fund is also subject to inflation risk, market risk, nondiversification risk and leverage risk. Please see the

5

VAN ECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

prospectus and summary prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Van Eck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple	Angus Shillington
Portfolio Manager	Deputy Portfolio Manager
January 15, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2015.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested. The Index consists of the following 23 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
6

VAN ECK VIP EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2015 (unaudited)

JD.com, Inc.	3.7%
Naspers Ltd.	3.5%
Ping An Insurance Group Company of China Ltd.	3.1%
Axis Bank Ltd.	2.8%
Chongqing Rural Commercial Bank Co. Ltd.	2.8%
Catcher Technology Co. Ltd.	2.6%
CAR, Inc.	2.4%
BB Seguridade Participacoes SA	2.3%
Tencent Holdings Ltd.	2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2%
*Percentage of net assets. Portfolio is subject to change.
7

VAN ECK VIP EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.	Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Average Annual Total Return 12/31/15	Fund Initial Class	MSCI EM
One Year	(13.99)%	(14.60)%
Five Year	(1.55)%	(4.47)%
Ten Year	5.39%	3.95%

Inception date for the Van Eck VIP Emerging Markets Fund was 12/21/95.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, calculated with dividends reinvested.

8

VAN ECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

VAN ECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period* July 1, 2015 - December 31, 2015
Van Eck VIP Emerging Markets Fund
Actual	$1,000.00	$ 819.70	$5.27
Hypothetical**	$1,000.00	$1,019.41	$5.85
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2015), of 1.15% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
10

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

COMMON STOCKS: 90.9%
Brazil: 5.6%
472,000	BB Seguridade Participacoes SA #	$2,884,514
127,000	Estacio Participacoes SA #	444,788
73,000	Localiza Rent a Car SA #	455,735
34,000	Ouro Fino Saude Animal Participacoes SA #	300,180
115,000	Smiles SA #	1,007,783
197,000	Valid Solucoes SA #	2,111,277
		7,204,277
China / Hong Kong: 30.7%
350,000	AIA Group Ltd. #	2,091,278
8,465	Baidu, Inc. (ADR) *	1,600,224
809,608	Beijing Capital International Airport Co. Ltd. #	869,562
1,100,000	Beijing Enterprises Water Group Ltd. #	770,059
1,310,000	Boer Power Holdings Ltd. #	2,356,883
1,863,100	CAR, Inc. * #	3,070,097
3,588,969	China Animal Healthcare Ltd. * # §	602,017
936,000	China Medical System Holdings Ltd. #	1,369,366
5,873,000	Chongqing Rural Commercial Bank Co. Ltd. #	3,534,965
7,062,000	EVA Precision Industrial Holdings Ltd. #	1,249,844
41,300	Hollysys Automation Technologies Ltd. (USD)	916,034
147,500	JD.com, Inc. (ADR) *	4,759,087
1,075,000	Phoenix Healthcare Group Co. Ltd. #	1,249,060
Number of Shares		Value

China / Hong Kong: (continued)
614,000	PICC Property & Casualty Co. Ltd. #	$1,213,309
715,000	Ping An Insurance Group Co. of China Ltd. #	3,933,841
508,000	Techtronic Industries Co. #	2,056,508
145,000	Tencent Holdings Ltd. #	2,842,819
1,961,000	Wasion Group Holdings Ltd. #	2,009,144
5,372,000	Xinyi Solar Holdings Ltd. #	2,171,006
174,987	Zhengzhou Yutong Bus Co. Ltd. #	603,329
		39,268,432
Egypt: 1.0%
258,750	Commercial International Bank Egypt SAE	1,255,739
Hungary: 2.1%
139,000	Richter Gedeon Nyrt #	2,623,555
India: 13.5%
526,000	Axis Bank Ltd. #	3,553,138
290,000	Cadila Healthcare Ltd. #	1,430,462
1,121,000	Dish TV India Ltd. * #	1,717,475
37,700	Glenmark Pharmaceuticals Ltd. #	522,501
59,000	HCL Technologies Ltd. #	763,500
204,000	LIC Housing Finance Ltd. #	1,568,560
233,000	Mundra Port & Special Economic Zone Ltd. #	915,398
205,800	Phoenix Mills Ltd. #	1,038,240
115,000	Strides Shasun Ltd. #	2,223,614

See Notes to Financial Statements

11

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

India: (continued)
124,408	VA Tech Wabag Ltd. #	$1,284,437
207,000	Yes Bank Ltd. #	2,258,995
		17,276,320
Indonesia: 2.7%
3,191,000	Link Net Tbk PT * #	918,961
2,020,200	Matahari Department Store Tbk PT #	2,557,439
		3,476,400
Jordan: 0.9%
35,000	Hikma Pharmaceuticals Plc (GBP) #	1,186,481
Kazakhstan: 0.7%
182,000	Halyk Savings Bank of Kazakhstan JSC (GDR) Reg S	900,900
Kenya: 1.0%
7,886,000	Safaricom Ltd.	1,256,518
Mexico: 1.4%
476,000	Qualitas Controladora SAB de CV *	607,066
366,000	Unifin Financiera SAPI de CV SOFOM ENR *	1,133,603
		1,740,669
Nigeria: 0.4%
4,980,000	Guaranty Trust Bank Plc	454,843
Peru: 1.7%
22,560	Credicorp Ltd. (USD)	2,195,539
Philippines: 1.8%
1,703,000	Robinsons Retail Holdings, Inc. #	2,281,645
Russia: 1.9%
10,090	Magnit PJSC #	1,546,478
49,000	QIWI Plc (ADR)	879,550
		2,426,028
Number of Shares		Value

South Africa: 5.8%
690,000	Life Healthcare Group Holdings Ltd. #	$1,566,255
33,200	Naspers Ltd. #	4,537,918
112,000	Spar Group Ltd. #	1,332,608
		7,436,781
Spain: 1.5%
116,000	CIE Automotive SA #	1,942,556
Switzerland: 2.0%
33,300	Luxoft Holding, Inc. (USD) *	2,568,429
Taiwan: 8.9%
1,272,000	Advanced Semiconductor Engineering, Inc. #	1,461,173
297,800	Aerospace Industrial Development Corp. #	363,113
400,000	Catcher Technology Co. Ltd. #	3,334,566
36,000	Largan Precision Co. Ltd. #	2,463,291
103,420	Poya Co. Ltd. #	953,076
10,549	Sinmag Equipment Corp. #	33,274
649,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	2,799,942
		11,408,435
Thailand: 1.4%
1,276,000	CP ALL PCL #	1,385,616
17,000	Kasikornbank PCL (NVDR) #	70,662
90,000	Kasikornbank PCL #	372,000
		1,828,278

See Notes to Financial Statements

12

Number of Shares		Value

Turkey: 2.0%
83,239	AvivaSA Emeklilik ve Hayat AS	$478,073
4,071,166	Turkiye Sinai Kalkinma Bankasi AS #	2,119,501
		2,597,574
United Arab Emirates: 0.6%
50,200	Al Noor Hospitals Group Plc (GBP) #	818,838
United Kingdom: 2.4%
37,000	Bank of Georgia Holdings Plc #	1,037,276
1,235,312	Hirco Plc * # §	0
240,000	International Personal Finance Plc #	1,019,022
1,644,278	Raven Russia Ltd. * #	985,965
		3,042,263
United States: 0.9%
30,400	First Cash Financial Services, Inc. *	1,137,872
Total Common Stocks (Cost: $121,093,172)		116,328,372
PREFERRED STOCKS: 4.3%

Brazil: 1.6%
313,600	Itau Unibanco Holding SA #	2,074,249
Colombia: 0.8%
148,000	Banco Davivienda SA	1,016,349
South Korea: 1.9%
2,567	Samsung Electronics Co. Ltd. #	2,372,904
Total Preferred Stocks (Cost: $7,694,935)		5,463,502
Number of Shares		Value

REAL ESTATE INVESTMENT TRUST: 1.0% (Cost: $1,676,675)
Mexico: 1.0%
810,800	TF Administradora Industrial, S de RL de CV	$1,308,797
WARRANTS: 2.5%

Luxembourg: 2.5%
50,000	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 09/27/16) * # (a)	1,042,283
348,333	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 09/27/16) * # (b)	2,165,189
Total Warrants (Cost: $3,776,282)		3,207,472
MONEY MARKET FUND: 0.8% (Cost: $1,086,477)
1,086,477	AIM Treasury Portfolio—Institutional Class	1,086,477
Total Investments: 99.5% (Cost: $135,327,541)		127,394,620
Other assets less liabilities: 0.5%		630,476
NET ASSETS: 100.0%		$128,025,096

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

See Notes to Financial Statements

13

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

(a)	Issue price $18.40. The security is linked to the performance of Almarai Co.
(b)	Issue price $12.75. The security is linked to the performance of Samba Financial Group.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $103,839,520 which represents 81.1% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $602,017 which represents 0.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	15.7%	$19,976,630
Consumer Staples	6.0	7,588,630
Financials	33.3	42,409,485
Health Care	10.9	13,892,329
Industrials	9.4	12,028,512
Information Technology	20.5	26,182,582
Telecommunication Services	1.7	2,175,479
Utilities	1.6	2,054,496
Money Market Fund	0.9	1,086,477
	100.0%	$127,394,620

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Brazil	$—	$7,204,277	$—	$7,204,277
China / Hong Kong	7,275,345	31,391,070	602,017	39,268,432
Egypt	1,255,739	—	—	1,255,739
Hungary	—	2,623,555	—	2,623,555
India	—	17,276,320	—	17,276,320
Indonesia	—	3,476,400	—	3,476,400
Jordan	—	1,186,481	—	1,186,481
Kazakhstan	900,900	—	—	900,900
Kenya	1,256,518	—	—	1,256,518
Mexico	1,740,669	—	—	1,740,669
Nigeria	454,843	—	—	454,843
Peru	2,195,539	—	—	2,195,539
Philippines	—	2,281,645	—	2,281,645
Russia	879,550	1,546,478	—	2,426,028

See Notes to Financial Statements

14

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks (continued)
South Africa	$—	$7,436,781	$—	$7,436,781
Spain	—	1,942,556	—	1,942,556
Switzerland	2,568,429	—	—	2,568,429
Taiwan	—	11,408,435	—	11,408,435
Thailand	—	1,828,278	—	1,828,278
Turkey	478,073	2,119,501	—	2,597,574
United Arab Emirates	—	818,838	—	818,838
United Kingdom	—	3,042,263	0	3,042,263
United States	1,137,872	—	—	1,137,872
Preferred Stocks
Brazil	—	2,074,249	—	2,074,249
Colombia	1,016,349	—	—	1,016,349
South Korea	—	2,372,904	—	2,372,904
Real Estate Investment Trust*	1,308,797	—	—	1,308,797
Warrants*	—	3,207,472	—	3,207,472
Money Market Fund	1,086,477	—	—	1,086,477
Total	$23,555,100	$103,237,503	$602,017	$127,394,620

* See Schedule of Investments for security type and geographic sector breakouts.

During the year ended December 31, 2015, transfers of securities from Level 1 to Level 2 were $12,794,799 and transfers from Level 2 to Level 1 were $1,852,402.These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2015:

	Common Stocks
	China / Hong Kong	United Kingdom
Balance as of December 31, 2014	$—	$0
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(1,821,210)	—
Purchases	437,109	—
Sales	—	—
Transfers in and/or out of level 3†	1,986,118	—
Balance as of December 31, 2015	$602,017	$0

†	Transfers from Level 2 to Level 3 resulted primarily from limited observability of the security issuer’s current financial condition.

See Notes to Financial Statements

15

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (Cost $135,327,541)	$127,394,620
Cash denominated in foreign currency, at value (Cost $1,081,444)	1,081,165
Receivables:
Investments sold	300,620
Shares of beneficial interest sold	239,637
Dividends	43,059
Prepaid expenses	5,490
Other assets	4,558
Total assets	129,069,149
Liabilities:
Payables:
Investments purchased	514,440
Shares of beneficial interest redeemed	77,463
Due to Adviser	110,774
Due to custodian	124,341
Deferred Trustee fees	38,468
Accrued expenses	178,567
Total liabilities	1,044,053
NET ASSETS	$128,025,096
Shares of beneficial interest outstanding	12,187,839
Net asset value, redemption and offering price per share	$10.50
Net Assets consist of:
Aggregate paid in capital	$135,407,895
Net unrealized depreciation	(7,931,462)
Undistributed net investment income	524,919
Accumulated net realized gain	23,744
$128,025,096

See Notes to Financial Statements

16

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Income:
Dividends (net of foreign taxes withheld of $243,041)		$2,778,885
Expenses:
Management fees	1,504,624
Transfer agent fees	22,209
Custodian fees	65,277
Professional fees	41,301
Reports to shareholders	38,260
Insurance	7,251
Trustees’ fees and expenses	15,176
Interest	7,286
Other	9,748
Total expenses	1,711,132
Net investment income		1,067,753
Net realized gain (loss) on:
Investments (net of foreign taxes of $73,781)		576,248
Foreign currency transactions and foreign denominated assets and liabilities		(406,913)
Net realized gain		169,335
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $187,892)		(23,251,194)
Foreign currency transactions and foreign denominated assets and liabilities		74,527
Net change in unrealized appreciation (depreciation)		(23,176,667)
Net Decrease in Net Assets Resulting from Operations		$(21,939,579)

See Notes to Financial Statements

17

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,	Year Ended December 31,
	2015	2014
Operations:
Net investment income	$1,067,753	$1,145,908
Net realized gain	169,335	9,681,795
Net change in unrealized appreciation (depreciation)	(23,176,667)	(11,204,782)
Net decrease in net assets resulting from operations	(21,939,579)	(377,079)
Dividends and Distributions to shareholders from:
Net investment income	(799,151)	(843,441)
Net realized capital gains	(7,885,742)	(19,254,875)
Total dividends and distributions	(8,684,893)	(20,098,316)
Share transactions*:
Proceeds from sale of shares	35,539,992	28,672,197
Reinvestment of dividends and distributions	8,684,893	20,098,316
Cost of shares redeemed	(39,011,493)	(42,791,120)
Net increase in net assets resulting from share transactions	5,213,392	5,979,393
Total decrease in net assets	(25,411,080)	(14,496,002)
Net Assets:
Beginning of year	153,436,176	167,932,178
End of year (including undistributed net investment income of $524,919 and $737,011, respectively)	$128,025,096	$153,436,176
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	2,848,951	2,135,827
Shares reinvested	714,218	1,618,222
Shares redeemed	(3,222,848)	(3,173,836)
Net increase	340,321	580,213

See Notes to Financial Statements

18

VAN ECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.95	$14.90	$13.50	$10.40	$14.14
Income from investment operations:
Net investment income	0.09	0.10	0.07	0.07	0.05 (b)
Net realized and unrealized gain (loss) on investments	(1.80)	(0.23)	1.54	3.03	(3.66)
Total from investment operations	(1.71)	(0.13)	1.61	3.10	(3.61)
Less dividends and distributions from:
Net investment income	(0.07)	(0.08)	(0.21)	—	(0.13)
Net realized capital gains	(0.67)	(1.74)	—	—	—
Total dividends and distributions	(0.74)	(1.82)	(0.21)	—	(0.13)
Redemption fees	—	—	—	— (c)	— (c)
Net asset value, end of year	$10.50	$12.95	$14.90	$13.50	$10.40
Total return (a)	(13.99)%	(0.41)%	12.02%	29.81%	(25.74)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$128,025	$153,436	$167,932	$171,456	$108,286
Ratio of gross expenses to average net assets	1.14%	1.17%	1.23%	1.23%	1.26%
Ratio of net expenses to average net assets	1.14%	1.17%	1.23%	1.23%	1.26%
Ratio of net expenses, excluding interest expense, to average net assets	1.13%	1.17%	1.22%	1.23%	1.26%
Ratio of net investment income to average net assets	0.71%	0.69%	0.56%	0.55%	0.36%
Portfolio turnover rate	65%	85%	83%	93%	95%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

19

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Emerging Markets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2–Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is
20

closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”). The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
21

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.
22

F.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. The Fund has invested in aXess warrants that are linked to the shares of an underlying security and are issued by Deutsche Bank AG London. The warrants are obligations of the issuer and are not secured by any collateral. The warrant may be exercised by the Fund during the exercise period. If the warrants have not been exercised on the last day of the exercise period, the warrants will be automatically exercised on that day. Warrants held at December 31, 2015 are reflected in the Schedule of Investments.

G.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2015.

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. The Fund received redemption fees from Class R1
23

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Shares prior to its closing on April 30, 2012 which are reflected in the Financial Highlights.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2016, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.50% for the Fund’s average daily net assets. For the year ended December 31, 2015, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $95,252,169 and $96,011,673, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2015 was $135,924,218 and net unrealized depreciation aggregated to $8,529,598 of which $12,846,375 related to appreciated securities and $21,375,973 related to depreciated securities.

At December 31, 2015, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$571,932
Undistributed long-term capital gains	611,879
Other temporary difference	(38,471)
Unrealized depreciation	(8,528,139)
Total	$(7,382,799)
24

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Ordinary income	$799,151	$7,269,131	*
Long-term capital gains	7,885,742	12,829,185
	$8,684,893	$20,098,316

* Includes short-term capital gains.

During the year ended December 31, 2015, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $480,694 and decreased accumulated net realized gain on investments by $109,921 and increased aggregate paid in capital by $590,615. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, utilization of earnings and profits on shareholder redemptions and investments in passive foreign investment companies.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

25

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Fund.

At December 31, 2015, the aggregate shareholder accounts of three insurance companies own approximately 68%, 13%, and 5% of the Fund’s outstanding shares of beneficial interest.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust participates with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2015, the average daily loan balance during the 136 day period for which a loan was outstanding amounted to $1,356,645 and the average interest rate was 1.44%. At December 31, 2015, the Fund had no outstanding borrowings under the Facility.

26

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2015, the Fund had no securities lending activity.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.048 per share from net investment income was declared and paid on January 29, 2016 to shareholders of record of the Initial Class Shares as of January 28, 2016 with a reinvestment date of January 29, 2016. Additionally, a distribution of $0.052 per share from long-term capital gains was declared and paid on January 29, 2016 to shareholders of record of the Initial Class Shares as of January 28, 2016 with a reinvestment date of January 29, 2016.

27

VAN ECK VIP EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and Shareholders of Van Eck VIP Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Emerging Markets Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Emerging Markets Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2016

28

TAX INFORMATION

(unaudited)

The Fund intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2015 by the Fund was shown below.

Fund Foreign Tax Credits	Gross Foreign Source Income
$316,822	$3,023,302
29

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center, Institute 2008 to present.	11	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

30

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	65	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	65	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.; Director, The Hewson Company.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
31

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).
32

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
33

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPEMAR

ANNUAL REPORT
December 31, 2015

Van Eck VIP Trust

Van Eck VIP Global Gold Fund

1.800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2015.

VAN ECK VIP GLOBAL GOLD FUND
PRIVACY NOTICE
(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  ■  Social Security number and account balances

  ■  assets and payment history

  ■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 1.800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	1.800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

VAN ECK VIP GLOBAL GOLD FUND

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?	We collect your personal information, for example, when you
■ open an account or give us your income information
■ provide employment information or give us your contact information
■ tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Van Eck name such as Van Eck
Securities Corporation and others such as Market Vectors Index Solutions GmbH.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

VAN ECK VIP GLOBAL GOLD FUND

(unaudited)

Dear Shareholder:

The Class S shares of the Van Eck VIP Global Gold Fund (the “Fund’) declined 24.43% during the 12 month period ended December 31, 2015, while its benchmark, the NYSE Arca Gold Miners Index (GDMNTR),1 was down 24.79% over the same period.

Gold Sector Overview

■	Gold closed at $1,061.42 per ounce on December 31, down $123.44 per ounce or 10.4% during 2015.

■	Gold started the year strong. In January, the Swiss broke the franc’s peg to the euro, the European Central Bank (ECB) started a massive quantitative easing[2] program, and radical leadership came to power in Greece. Concerns over currencies, deflation, and sovereign debt caused gold to advance in tandem with the U.S. dollar as safe haven assets, and gold traded as high as $1,308 per ounce on January 22.

■	In February the market’s attention shifted from global financial risk to U.S. monetary policy expectations.

■	The gold price dropped more than $30 on both February 6 and March 6, following stronger-than-expected U.S. employment reports that increased market expectations for a Federal Reserve (Fed) rate hike. From early March to early July, the gold priced moved up and down around the $1,200 per ounce level driven primarily by U.S. economic data releases and the markets’ interpretation of how the data affected the timing of the anticipated Fed funds rate increase.

■	The gold market was again met with selling pressure following the July 17 release by the People’s Bank of China (PBOC) of its official gold holdings. The figures were substantial but below expectations, causing gold to drop to $1,085 per ounce as of the close on August 5.

■	Subsequently, news again out of China took gold higher, following a stock market selloff and adjustments to the way the yuan is managed. Investors were afraid that further economic weakness in China might spread to engulf the global economy, and gold performed as a safe haven investment, outperforming against most asset classes in the midst of widespread panic.

■	However, gold was not able to overcome the negative sentiment brought on by persistent anticipation of rising rates in the U.S. On December 3, gold fell intraday to its low for the year at $1,046 per ounce.
1

VAN ECK VIP GLOBAL GOLD FUND

(unaudited) (continued)

■	The Fed finally announced a 25 basis point increase in the targeted federal funds rate on December 16, an announcement that, we believe, at that point had already been priced into the gold market.

With the gold price averaging $1,206 per ounce during the first half of 2015, gold stocks were doing well, posting double digit gains up until about mid-May. But, as would be expected, the drop in the gold price during the second half of the year brought with it underperformance by gold stocks. GDMNTR finished the year down 24.79%, while small-cap gold mining stocks, as represented by the Market Vectors Junior Gold Miners Index (MVGDXJTR),3 were down 19.15%. At a gold price below $1,100 per ounce, many companies struggle to generate meaningful cash flow, while some mines are simply unprofitable. Credit Suisse calculates that 15% of production in its coverage universe is free cash flow negative at $1,100 per ounce gold. At $1,200 per ounce gold, things look very different and the sector’s cash flow generation increases significantly, as reflected by the strong performance of the stocks in the first half of 2015. The companies have also made significant changes to the way they run their businesses over the last couple of years, which has led to a reduction in costs, improved capital allocation, lower debt, and an overall healthier sector. Lower fuel prices and weaker currencies are also having a positive impact on costs of production.

Fund Review

The Fund maintained an emphasis on companies that have strong balance sheets and favorable cost structures, as well as on royalty and streaming companies,4 which have no operating costs. The Fund continues to be almost fully invested in equities, positioned to benefit from what we expect will be an outperformance of gold stocks relative to the metal in a rising gold price environment. At the end of 2015, the Fund’s cash holdings represented 2.8% of the Fund’s net assets,† and the Fund held no gold bullion.

Australian company Evolution Mining (3.4% of Fund’s net assets†) was the best performing stock in the portfolio, up 110% during the year, following asset acquisitions that transformed the company from a junior to a mid-tier producer. The company, as well as other Australian producers, is also benefiting from the positive effects of a weaker Australian dollar on its U.S. dollar denominated costs. Eldorado Gold (4.9% of Fund’s net assets†) underperformed (down 51%) due to actions by the new Greek government that eventually led to a two month suspension of operations and construction activities at its projects in

2

Greece. Although some further delays may occur, we believe the company will be successful in bringing its Greek projects online, giving Eldorado one of the best growth profiles in the sector.

Outlook

There are a number of risks to growth and economic development around the world that, taken in isolation, might not have a global impact. However, as these generally dispersed risks mount in number, there may come a breaking point where widespread financial collapse becomes unavoidable. Among these risks are escalating geopolitical turmoil in the Middle East, recurring issues with European sovereign debt, currency issues and slowing growth in China, Russian aggression, and economies in Japan and the U.S. that fail to reach their potential. For 2016 and beyond, gold can act as a financial hedge against these risks.

In our view, gold and gold stocks are unloved and oversold. The current period of 2011 to 2015 ranks historically among the worst bear markets for gold and gold stocks, as measured by peak-to-trough performance in percentage terms. Given the depth and duration of this bear market, using past markets as guides suggests this market should begin to improve in 2016. We see 2016 as a year when many of the headwinds to the gold price should begin to ease.

The Fed has guided towards roughly another one percent in rate increases in 2016, which would probably amount to four 25 basis point increases. Given the extreme caution the Fed has exhibited in getting to this point in the rate cycle, it is hard to imagine it being more aggressive. In fact, we believe there is a good possibility that the Fed will not be as aggressive as its current guidance suggests. In our view, the U.S. economy is no longer capable of generating more than 2% annual growth due to policy uncertainty, the debt burden, and a byzantine tax and regulatory structure that has reached economically stifling proportions. A low-growth economy is vulnerable to impediments and rising rates could become a significant impediment in 2016. Also, debt service would double if rates returned to the levels of 2007, which suggests that increasing rates could become unpopular politically.

Negative real (inflation-adjusted) rates are a common characteristic of gold bull markets. After rising from 2011 to 2015, we believe real rates could fall somewhat in 2016 if inflation picks up as commodities prices stabilize and if tighter U.S. labor markets put pressure on wages. In addition, economic weakness may cause the Fed to reduce its rate outlook.

3

VAN ECK VIP GLOBAL GOLD FUND

(unaudited) (continued)

The U.S. dollar had a tremendous run from July 2014 through March 2015, in which the U.S. Dollar Index (DXY)5 advanced 25% to new long-term highs. It held those gains through December. A strengthening U.S. economy, weak global growth, and anticipation of rising rates drove the dollar’s rise. These drivers are priced in, in our view, which limits the scope for further gains in the dollar.

Another factor putting pressure on gold has been a weak commodities sector. As producers address overproduction of commodities, where prices have been hurt mainly by slack demand from China, the downward price pressure is likely to ease in 2016.

Gold production has been on the rise since 2009. We expect mine production to begin a slow, permanent decline in 2016, a trend that would increase should the gold price fall further. While gold production is not a strong price driver due to large above-ground stocks, we believe evidence of a production decline would nonetheless have a positive influence on prices. In addition, gold positioning indicates that bearish bets are at extreme levels that are typical of turning points in the market.

We acknowledge that the gold market is unsettled and there is little positive sentiment as the year begins. However, having been through a number of bear markets in our 47 years as gold fund managers, we also know that these markets always come to an end and that gold shares offer their highest leverage to gold when the price is close to the cost of production. Perhaps this leverage will be on display in 2016.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, leverage risk, and risks of investments in a wholly owned subsidiary. Please see the prospectus and summary prospectus for information on these and other risk considerations.

4

We appreciate your continued investment in the Van Eck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster	Imaru Casanova
Portfolio Manager	Deputy Portfolio Manager
January 8, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2015.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	Quantitative easing (QE) is an unconventional monetary policy used by a central bank to stimulate an economy when standard monetary policy has become ineffective.

[3]	Market Vectors® Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small- and mid-cap companies in the gold or silver mining industry.

[4]	Royalty and streaming companies provide capital to developing gold mining producers in exchange for a royalty or a predetermined portion (stream) based on a mine or project’s future production.

[5]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies: Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish kroner, and Swiss franc.
5

VAN ECK VIP GLOBAL GOLD FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2015 (unaudited)

Agnico-Eagle Mines Ltd.	7.7%
Randgold Resources Ltd.	5.8%
Goldcorp, Inc.	5.8%
B2Gold Corp.	5.4%
Eldorado Gold Corp.	4.9%
Tahoe Resources, Inc.	4.4%
Newcrest Mining Ltd.	4.3%
Silver Wheaton Corp.	4.0%
Alamos Gold, Inc.	3.7%
Royal Gold, Inc.	3.6%
*Percentage of net assets. Portfolio is subject to change.
6

VAN ECK VIP GLOBAL GOLD FUND

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.	Hypothetical Growth of $10,000 (Since Inception: Class S)

Average Annual Total Return 12/31/15	Fund Class S	GDMNTR	S&P 500
One Year	(24.43)%	(24.79)%	1.38%
Life* (annualized)	(20.06)%	(23.88)%	12.35%
Life* (cumulative)	(45.14)%	(51.89)%	36.67%
*since 4/26/13

Inception date for the Van Eck VIP Global Gold Fund was 4/26/13 (Class S).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The NYSE Arca Gold Miners Index (GDMNTR) is a modified modified market capitalization-weighted index comprised of publicly traded companies involved primarily in mining for gold.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

7

VAN ECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period* July 1, 2015 - December 31, 2015
Van Eck VIP Global Gold Fund
Actual	$1,000.00	$ 793.10	$6.55
Hypothetical**	$1,000.00	$1,017.90	$7.37

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2015), of 1.45% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

VAN ECK VIP GLOBAL GOLD FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2015

Number of Shares		Value

COMMON STOCKS: 97.2%

Australia: 11.6%
256,392	Evolution Mining Ltd. #	$260,523
465,968	Gold Road Resources Ltd. * #	130,857
176,800	Gryphon Minerals Ltd. * #	5,899
35,100	Newcrest Mining Ltd. * #	332,124
12,000	Northern Star Resources Ltd. #	24,402
66,839	OceanaGold Corp. (CAD)	127,524
49,000	Saracen Mineral Holdings Ltd. * #	21,911
		903,240
Canada: 64.5%
6,537	Agnico-Eagle Mines Ltd.	171,822
16,200	Agnico-Eagle Mines Ltd. (USD)	425,736
2,100	Alamos Gold, Inc.	6,905
84,854	Alamos Gold, Inc. (USD)	279,170
118,800	Argonaut Gold, Inc. *	102,170
11,000	Asanko Gold, Inc. *	16,138
28,700	Asanko Gold, Inc. (USD) *	41,902
81,877	AuRico Metals, Inc. *	35,504
25,880	AuRico Metals, Inc. (USD) *	11,172
122,017	B2Gold Corp. *	123,454
292,000	B2Gold Corp. (USD) *	297,840
40,700	Bear Creek Mining Corp. *	17,060
74,700	Belo Sun Mining Corp. *	13,496
105,900	Continental Gold, Inc. *	120,158
9,300	Corvus Gold, Inc. *	2,789
21,000	Corvus Gold, Inc. (USD) *	6,938
53,900	Eastmain Resources, Inc. *	13,244
Number of Shares		Value

Canada: (continued)
127,000	Eldorado Gold Corp. (USD)	$377,190
46,300	First Mining Finance Corp. *	11,377
9,500	Fortuna Silver Mines, Inc. (USD) *	21,375
2,000	Franco-Nevada Corp. (USD)	91,500
38,800	Goldcorp, Inc. (USD)	448,528
61,500	Guyana Goldfields, Inc. *	136,894
423,200	Integra Gold Corp. *	103,988
409	Irving Resources, Inc. *	33
10,000	Kirkland Lake Gold, Inc. *	34,979
56,700	Klondex Mines Ltd. *	115,965
49,000	Lake Shore Gold Corp. *	39,662
12,300	Lundin Gold, Inc. *	33,779
8,700	MAG Silver Corp. (USD) *	61,422
2,500	New Gold, Inc. *	5,818
110,800	New Gold, Inc. (USD) *	257,056
20,800	Newcastle Gold Ltd. *	4,510
25,500	NovaGold Resources, Inc. (USD) *	107,355
140,200	Orezone Gold Corp. *	27,864
6,200	Osisko Gold Royalties Ltd.	61,252
56,300	Premier Gold Mines Ltd. *	107,416
8,200	Pretium Resources, Inc. *	41,246
11,000	Pretium Resources, Inc. (USD) *	55,440
28,400	Primero Mining Corp. (USD) *	64,752
114,600	Roxgold, Inc. * 144A	57,975
192,700	Sabina Gold & Silver Corp. *	101,663
97,400	Semafo, Inc. *	247,072
25,200	Silver Wheaton Corp. (USD)	312,984
4,500	Sulliden Mining Capital, Inc. *	813

See Notes to Consolidated Financial Statements

10

Number of Shares		Value

Canada: (continued)
19,400	TMAC Resources, Inc. * Reg S	$84,753
173,100	Torex Gold Resources, Inc. *	157,625
13,323	Yamana Gold, Inc.	24,745
62,000	Yamana Gold, Inc. (USD)	115,320
		4,997,849
Mexico: 3.4%
25,700	Fresnillo Plc (GBP) #	267,206
United Kingdom: 7.6%
32,900	Acacia Mining Plc #	86,740
234,100	Amara Mining Plc * #	28,055
101,200	Lydian International Ltd. (CAD) *	19,747
7,300	Randgold Resources Ltd. (ADR)	452,089
		586,631
United States: 10.1%
8,700	Newmont Mining Corp.	156,513
7,700	Royal Gold, Inc.	280,819
34,654	Tahoe Resources, Inc. (CAD)	299,782
5,000	Tahoe Resources, Inc.	43,350
		780,464
Number of Shares		Value

Total Common Stocks (Cost: $10,260,592)		$7,535,390
MONEY MARKET FUND: 3.8% (Cost: $290,970)
290,970	AIM Treasury Portfolio—Institutional Class	290,970
Total Investments: 101.0% (Cost: $10,551,562)		7,826,360
Liabilities in excess of other assets: (1.0)%		(76,617)
NET ASSETS: 100.0%		$7,749,743

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,157,717 which represents 14.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $57,975, or 0.7% of net assets.

See Notes to Consolidated Financial Statements

11

VAN ECK VIP GLOBAL GOLD FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
(continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value
Diversified Metals & Mining	1.5%	$114,940
Gold	81.7	6,396,458
Precious Metals & Minerals	8.0	628,211
Silver	5.1	395,781
Money Market Fund	3.7	290,970
	100.0%	$7,826,360

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$127,524	$775,716	$ —	$903,240
Canada	4,997,849	—	—	4,997,849
Mexico	—	267,206	—	267,206
United Kingdom	471,836	114,795	—	586,631
United States	780,464	—	—	780,464
Money Market Fund	290,970	—	—	290,970
Total	$6,668,643	$1,157,717	$ —	$7,826,360

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Consolidated Financial Statements

12

VAN ECK VIP GLOBAL GOLD FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (Cost $10,551,562)	$7,826,360
Cash denominated in foreign currency, at value (Cost $239)	240
Receivables:
Investments sold	5,498
Dividends	1,117
Prepaid expenses	286
Other assets	168
Total assets	7,833,669
Liabilities:
Payables:
Investments purchased	3,972
Shares of beneficial interest redeemed	23,097
Due to Adviser	13,822
Due to custodian	1,160
Due to Distributor	1,677
Deferred Trustee fees	1,852
Accrued expenses	38,346
Total liabilities	83,926
NET ASSETS	$7,749,743
Shares of beneficial interest outstanding	1,604,096
Net asset value, redemption and offering price per share	$4.83
Net Assets consist of:
Aggregate paid in capital	$12,001,964
Net unrealized depreciation	(2,725,195)
Accumulated net investment loss	(46,629)
Accumulated net realized loss	(1,480,397)
$7,749,743

See Notes to Consolidated Financial Statements

13

VAN ECK VIP GLOBAL GOLD FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

Income:
Dividends (net of foreign taxes withheld of $7,579)		$73,432
Expenses:
Management fees	62,619
Distribution fees	20,873
Transfer agent fees	15,709
Administration fees	20,873
Custodian fees	14,911
Professional fees	31,668
Reports to shareholders	17,061
Insurance	3,818
Trustees’ fees and expenses	6,462
Interest	69
Other	11,257
Total expenses	205,320
Waiver of management fees	(62,619)
Expenses assumed by the Adviser	(21,414)
Net expenses		121,287
Net investment loss		(47,855)
Net realized gain (loss) on:
Investments		(1,366,134)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		25,505
Net realized loss		(1,340,629)
Net change in unrealized appreciation (depreciation) on:
Investments		(908,610)
Foreign currency transactions and foreign denominated assets and liabilities		65
Net change in unrealized appreciation (depreciation)		(908,545)
Net Decrease in Net Assets Resulting from Operations		$(2,297,029)

See Notes to Consolidated Financial Statements

14

VAN ECK VIP GLOBAL GOLD FUND
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment loss	$(47,855)	$(65,813)
Net realized gain (loss)	(1,340,629)	50,962
Net change in unrealized appreciation (depreciation)	(908,545)	(1,011,244)
Net decrease in net assets resulting from operations	(2,297,029)	(1,026,095)
Dividends and Distributions to shareholders from:
Net investment income	—	(22,846)
Net realized capital gains	(40,209)	—
Total dividends and distributions	(40,209)	(22,846)
Share transactions*:
Proceeds from sale of shares	6,706,073	5,949,479
Reinvestment of dividends and distributions	40,209	22,846
Cost of shares redeemed	(4,257,919)	(2,145,228)
Net increase in net assets resulting from share transactions	2,488,363	3,827,097
Total increase in net assets	151,125	2,778,156
Net Assets:
Beginning of year	7,598,618	4,820,462
End of year (including accumulated net investment loss of ($46,629) and ($44,326), respectively)	$7,749,743	$7,598,618
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	1,143,463	755,327
Shares reinvested	5,616	3,018
Shares redeemed	(728,098)	(279,241)
Net increase	420,981	479,104

See Notes to Consolidated Financial Statements

15

VAN ECK VIP GLOBAL GOLD FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Year Ended December 31,		For the Period April 26, 2013 (a) through December 31,
	2015	2014	2013
Net asset value, beginning of period	$6.42	$6.85	$8.88
Income from investment operations:
Net investment loss	(0.02)	(0.04)		(0.02)
Net realized and unrealized loss on investments	(1.54)	(0.36)		(2.01)
Total from investment operations	(1.56)	(0.40)		(2.03)
Less dividends and distributions from:
Net investment income	—	(0.03)	—
Net realized capital gains	(0.03)	—	—
Total dividends and distributions	(0.03)	(0.03)	—
Net asset value, end of period	$4.83	$6.42	$6.85
Total return (b)	(24.43)%	(5.89)%	(22.86	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,750	$7,599	$4,820
Ratio of gross expenses to average net assets	2.46%	2.41%	4.82	%(d)
Ratio of net expenses to average net assets	1.45%	1.45%	1.45	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.45%	1.45%	1.45	%(d)
Ratio of net investment loss to average net assets	(0.57)%	(0.88)%	(0.55	)%(d)
Portfolio turnover rate	44%	33%	33	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Consolidated Financial Statements

16

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2015

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the VIP Gold Fund Subsidiary (the “Subsidiary”), a wholly owned subsidiary. The Fund currently offers a single class of shares: Class S shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of
17

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”). The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments
18

were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, was incorporated on January 25, 2013. The Subsidiary acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of December 31, 2015, the Fund held $21,478 in its Subsidiary, representing 0.3% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.
19

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of the disclosure are found below.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign
20

currency contracts for one month during the year ended December 31, 2015 with an average unrealized depreciation of $1,180. At December 31, 2015, the Fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments, during the year ended December 31, 2015, was as follows:

Foreign
Currency Risk
Realized gain(loss):
Forward foreign currency contracts[1]	$(2,927)

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2016, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. For the year ended December 31, 2015, the Adviser waived management fees in the amount of $62,619 and assumed expenses in the amount of $21,414. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net

21

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

assets for the Fund per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2015, the Adviser received $20,873 from the Fund pursuant to this contract.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated April 26, 2013. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of the Fund’s average daily net assets.

Note 5—Investments—For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $6,139,502 and $3,500,106, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2015 was $11,215,182 and net unrealized depreciation aggregated to $3,390,506 of which $169,852 related to appreciated securities and $3,560,358 related to depreciated securities.

At December 31, 2015, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$52,280
Accumulated capital losses	(922,187)
Other temporary difference	(1,853)
Unrealized depreciation	(3,380,461)
Total	$(4,252,221)

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Ordinary income	$1,288	$22,132
Long-term capital gains	38,921	714
	$40,209	$22,846
22

At December 31, 2015, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration Long-Term Capital Losses	Post-Effective No Expiration Short-Term Capital Losses
$634,353	$287,834

During the year ended December 31, 2015, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $45,552, increased accumulated net realized loss on investments by $4,843 and decreased aggregate paid in capital by $40,709. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, investments in passive foreign investment companies and an investment in a controlled foreign corporation.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on return filings for all open tax years. Therefore, no provision for income tax is required in the Fund’s consolidated financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and

23

VAN ECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2015, the Adviser owns approximately 7% of the Fund’s outstanding shares of beneficial interest. Additionally, the aggregate shareholder accounts of two insurance companies own approximately 81% and 11% of the Fund’s outstanding shares of beneficial interest.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2015, the average daily loan balance during the 10 day period for which a loan was outstanding amounted to $171,175 and the average interest rate was 1.45%. At December 31, 2015, Fund had no outstanding borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2015, the Fund had no securities lending activity.

24

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.033 per share from net investment income was declared and paid on January 29, 2016 to shareholders of record of the Class S Shares as of January 28, 2016 with a reinvestment date of January 29, 2016.

25

VAN ECK VIP GLOBAL GOLD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and Shareholders of Van Eck VIP Global Gold Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Van Eck VIP Global Gold Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Van Eck VIP Global Gold Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2015, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

26

TAX INFORMATION

(unaudited)

The Fund intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2015 by the Fund was shown below.

Fund Foreign Tax Credits	Gross Foreign Source Income
$7,577	$75,801

For the 2015 fiscal year, 100% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

27

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center, Institute 2008 to present.	11	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

28

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	65	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	65	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.; Director, The Hewson Company.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
29

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.
30

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
31

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGGAR

ANNUAL REPORT
December 31, 2015

Van Eck VIP Trust

Van Eck VIP Global Hard Assets Fund

1.800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2015.

VAN ECK VIP GLOBAL HARD ASSETS FUND
PRIVACY NOTICE
(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  ■  Social Security number and account balances

  ■  assets and payment history

  ■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 1.800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	1.800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

VAN ECK VIP GLOBAL HARD ASSETS FUND

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?	We collect your personal information, for example, when you
■ open an account or give us your income information
■ provide employment information or give us your contact information
■ tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Van Eck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

VAN ECK VIP GLOBAL HARD ASSETS FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Global Hard Assets Fund (the “Fund”) declined 33.45% for the 12 months ended December 31, 2015. To compare, the Standard and Poor’s (S&P®) North American Natural Resources Sector Index1 (SPGINRTR) declined 24.28% for the same period.

Several key aspects of the Fund that detracted from performance relative to its primary benchmark were an overweight position and underperformance in the diversified metals and mining sub-sector—Glencore (2.8% of Fund net assets†) and First Quantum Minerals (1.9% of Fund net assets†)—and an overweight position and underperformance in the coal and consumable fuels sub-sector—CONSOL Energy (1.4% of Fund net assets†). Combined, these accounted for a majority of the relative underperformance on the year. While further details on these companies are provided below, in our view, these companies, despite falling particularly victim to declining commodity prices and slowing demand concerns, were generally overly punished by the market.

At the end of the annual period, energy was the Fund’s largest sector weighting, although this exposure remained underweight compared to its benchmark. The Fund ended the year with its overall energy exposure having increased slightly during the 12 months of 2015 to approximately 63%.

Over the last six months of the year, the Fund’s exposure to the diversified metals and mining sub-sector decreased, in particular because of the continuing decline of base metals prices during the period. Over the same period, the Fund’s exposure to gold increased as confidence in the industry’s effectiveness in addressing the twin issues of high capex2 and high debt levels increased.

At the end of the period, within energy, the Fund was overweight the oil and gas drilling, oil and gas exploration and production, and coal and consumable fuels sub-sectors. The Fund was also overweight the fertilizers and agricultural chemicals, diversified metals and mining, and gold sub-sectors. While the Fund was significantly underweight integrated oil and gas companies throughout the annual period, and had no allocation to the sub-sector at period end, at that time it was also underweight the oil and gas equipment and services, oil and gas refining and marketing, and oil and gas storage and transportation sub-sectors.

It should be noted that the Fund continues to employ a diversified natural resource strategy, and as such, has been historically underweight energy relative to the SPGINRTR, the Fund’s benchmark index. For example, the

1

VAN ECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

benchmark was approximately 84% energy as of December 31, 2015, whereas the Fund was approximately 63% energy. As a point of reference, the S&P® Global Natural Resources Index3 (SPGNRUT), which was approximately one third energy as of December 31, 2015, declined 24.50% for the 12 month period.

Overview

The most significant factors influencing the markets in which the Fund invested over the past 12 months were the effects on the energy sector of the continuing depressed crude oil prices, together with the severe pressure felt by the metals and mining sector from the continuing depressed base metals prices.

The narrative of 2015 was, however, a “Tale of Two Halves”.

In the first half of the year, market concerns were as to whether companies were going to be able to continue to grow—given commodity prices, cash flows, financing capabilities, and liquidity. In the second half, however, as commodity prices either remained weak or weakened further, concerns ceased to be about growth, but simply about survival. For the companies that were going to survive, just what sort of shape they were going to be in. Decisions centered on cutting capital spending and dividends, restructuring debt, selling assets and/or raising equity, if these efforts would substantially impact intrinsic value and shareholder returns.

Concerns in the second half about survival unambiguously focused more sharply on balance sheet health. The liquidity not only in oil and gas companies, but also within other sectors came under closer scrutiny. Furthermore, confidence in yieldcos4 and MLPs5 took a battering, clearly reflected by a precipitous decline in their share prices.

As illustration of the split character of 2015, despite the fact that the dramatic sell-off in oil at the end of the fourth quarter 2014 overhung the market during the first half of 2015, oil prices did experience a rebound (above $60) in the spring and, except for coal and consumable fuels, each energy sub-sector provided positive returns for the six-month period. Thereafter, prices declined to the end of the year. Having already fallen nearly 46% in 2014, to end the year at $53.27 per barrel, by the end of December 2015, West Texas Intermediate (WTI) front month crude prices had fallen to $37.04 per barrel, a decline of 30% over the 12 month period.

Even though there was grumbling from a number of its members, in its last meeting on December 4, prodded by Saudi Arabia, OPEC agreed to continue to pump oil sans any output reduction.

2

Having ended 2014 approximately 32% down from the previous year, by the end of 2015 North American Henry Hub natural gas front month futures were nearly 20% lower, ending the year at $2.337 per MMBtu (million British Thermal Units).

In the second quarter of 2015, though there may have been signs that both European and U.S. economic growth was picking up, growth in the third quarter of the year actually turned out to be anemic: a “Tale”, once again, of “Two Halves”. Toward the end of the fourth quarter, on the back of mixed data, concerns started to appear about a growth slowdown in the U.S. Despite evidence of some stabilization in China toward the end of the first half of the year, uncertainty about the extent of Chinese growth continued to yearend.

Geopolitical risks, having already been significant in the first half of the year, only increased in the second half, in particular with Russia’s intervention in Syria and its first airstrike at the end of September. Russia’s actions, combined with subsequent terrorist events in both Paris and San Bernardino, California, only exacerbated concerns about global growth.

We believe that, for all the brouhaha surrounding the climate talks in Paris, they turned out, essentially, to be almost a “non-event”. There may have been great long-term goals, but execution appears to remain neither verifiable nor certifiable.

In the third quarter of the year, the metals and mining sector came under increasing pressure as, with a continuing slide in commodities prices, investors became more worried about producer debt levels.

Base metals suffered from similar concerns about global growth and excess supply. For the first time since 2013, when the global restructuring of the mining industry began, 2015 increasingly saw proactive production cuts from producing mines, rather than defensive cuts from capex and future production.

For precious metals, the macro environment remained negative all year. Factors included a rising dollar, deflationary pressures, and slowing global trade. Gold declined during 2015. Platinum and palladium were also both down during the period.

After a strong crop in South America the previous winter, the U.S. also saw a very good growing season for soy, corn, and wheat in 2015. Carryover balances increased dramatically, moving to a larger surplus with a subsequent decline in prices. Despite the current El Niño episode looking to be one of the strongest ever recorded, beating even that of

3

VAN ECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

1997-98, by the end of the year it had had little impact, save for delaying, perhaps, the start of winter and, thereby, adversely affecting the price of natural gas.

Fund Review

The three strongest positive contributing sub-sectors to the Fund’s performance were oil and gas refining and production, forest products, and electrical components and equipment.

The three weakest contributing sub-sectors to the Fund’s performance were diversified metals and mining, oil and gas exploration and production, and oil and gas storage and transportation.

The Fund’s three strongest contributing individual positions were all energy-related companies. The strongest contributor was Valero Energy (4.3% of Fund net assets†), an oil and gas refining and marketing company, which benefited from low oil prices, and the demand response to these prices in the form of increased gasoline consumption and both good crack spreads and good margins. The other two strongest performing companies were both engaged in oil and gas exploration and production: Parsley Energy and Diamondback Energy (2.8% and 4.2% of Fund net assets†, respectively). Both benefited from the high quality of their assets and acreages.

The Fund’s three weakest contributors were two diversified metals and mining companies and a coal and consumable fuels company. Glencore (2.8% of Fund net assets†) was hit not only by market concerns about its debt level, but also its exposure to both coal and zinc, together with the continuing woes in the copper market. First Quantum Minerals (1.9% of Fund net assets†) suffered not only from its exposure to copper, but also faced speculation in the market about its debt levels, albeit to less of a degree than Glencore. However, on an operational level, the company suffered from the effects of cuts in the power supply to its facilities in Zambia where it cut nearly fifteen hundred jobs because of them. Coal and consumable fuels company CONSOL Energy (1.4% of Fund net assets†) was a victim of the weak natural gas and coal markets.

Significant purchases by the Fund were made in the gold sector which saw increases in its positions in gold mining companies Agnico Eagle Mines (4.5% of Fund net assets†) and Goldcorp (3.6% of Fund net assets†). The Fund’s position in CF Industries (3.7% of Fund net assets†), a fertilizers and agricultural chemicals company, was also increased.

4

The Fund’s largest sales during the period were the oil and gas exploration and production company Marathon Oil, the construction machinery and heavy trucks company Cummins, and the oil and gas equipment and services company National Oilwell Varco (all eliminated by the Fund by period end).

During the 12 month period, the Fund’s positions in the gold and fertilizers and agricultural chemicals sub-sectors increased. Although the Fund’s overall allocation to the energy sector was also increased, with the most significant increase in allocation being to the oil and gas exploration and production sub-sector, within the sector there was a significant decrease in allocation to the coal and consumable fuels sub-sector. While the diversified metals and mining sub-sector saw a significant decrease in allocation during the period under review, there were also decreases in the building products and construction, and construction machinery and heavy trucks sub-sectors, from each of which the Fund had exited entirely by December 31, 2015.

Outlook

In 2015, actual capital expenditure, and expectations and budgets for 2016, continued to decline. During the year, many cuts were made voluntarily, for example, the massive capex cuts (approximately $100 bn since 2014) made by the integrated oil companies. In 2016, however, we believe any further capex cuts are more likely to be made compulsorily.

The paradox of 2015 was that China went from “bad” to “not all bad”, and the U.S. from “not all good” to “mixed”. Such a combination, in terms of expectations and outlook, could only be described as toxic. However, the absolute data for crude oil demand continued to be very strong for both countries—the world’s two largest consumers.

This was true not only in absolute terms, but also in percentage terms. Gasoline demand in China hit a record in August, as did vehicle sales in November. This resulted in record oil demand. To us, unless global growth collapses totally, the strength of such demand should continue.

Although we anticipate a somewhat lackluster outlook for crude in the beginning of 2016, we are, however, more optimistic for the second half of the year. While it may have taken longer than we originally expected, we believe capex reductions will ultimately result in a meaningful supply response, and demands will remain solid, particularly in both China and the U.S. Having dropped to 859 rigs by the end of June, a decline of 53%, by the end of the year the total U.S. rig count had fallen to 698, a

5

VAN ECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

decline of approximately 61%. More explicitly, the oil component fell 64% during the year from 1,482 to 536 rigs.

In the metals and mining sub-sector, following several years of capex cuts affecting future production and, in 2015, mine closures affecting current production, producers are now finding themselves increasingly forced to go after the highest grade ores. This situation, however, can only last so long, before, even with prices falling, they are forced to return to lower grade material, if only for geological and engineering reasons. Expectations are these cuts will continue and that there will be subsequent reductions in supply. For copper, the forecasts are for a deficit in 2016 for the first time in many years.

Since 1955, one of the pillars of our investment philosophy has been to look for long-term growth and the structural enhancement in intrinsic value in the companies in which we invest. Even in today’s extremely challenging conditions this continues to be one of our guiding tenets. Since we remain convinced that positioning our portfolio for the future, and not just reacting to current circumstance, is of paramount importance, our focus across the sectors in which we invest remains on high conviction companies that can navigate price volatility and help grow sustainable net asset value.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivative, commodity-linked instruments, and illiquid securities. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

6

We very much appreciate your continued investment in the Van Eck VIP Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Charles T. Cameron	Shawn Reynolds
Portfolio Manager	Portfolio Manager
January 12, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2015.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	Capital expenditure, or capex, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm.

[3]	S&P® Global Natural Resources Index (SPGNRUT) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.

[4]	A yieldco is a dividend growth-oriented public company, created by a parent company that bundles renewable and/or conventional long-term contracted operating assets in order to generate predictable cash flows.

[5]	Master Limited Partnership or MLP is a type of limited partnership that is publicly traded. The limited partner is the person or group that provides the capital to the MLP and receives periodic income distributions from the MLP’s cash flow, and the general partner is the party responsible for managing the MLP’s affairs and receives compensation that is linked to the performance of the venture.
7

VAN ECK VIP GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2015 (unaudited)

Concho Resources, Inc.	5.1%
Pioneer Natural Resources Co.	5.0%
Schlumberger Ltd.	5.0%
Cimarex Energy Co.	4.9%
Agnico-Eagle Mines Ltd.	4.5%
EOG Resources, Inc.	4.4%
Valero Energy Corp.	4.3%
Diamondback Energy, Inc.	4.2%
Halliburton Co.	4.0%
CF Industries Holdings, Inc.	3.7%
* Percentage of net assets. Portfolio is subject to change.
8

VAN ECK VIP GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Average Annual Total Return 12/31/15	Fund Initial Class	SPGINRTR	S&P 500
One Year	(33.45)%	(24.28)%	1.38%
Five Year	(12.46)%	(5.50)%	12.57%
Ten Year	0.20%	1.49%	7.31%

Average Annual Total Return 12/31/15	Fund Class S	SPGINRTR	S&P 500
One Year	(33.62)%	(24.28)%	1.38%
Five Year	(12.70)%	(5.50)%	12.57%
Life* (annualized)	(2.28)%	(0.17)%	7.01%
Life* (cumulative)	(20.01)%	(1.67)%	92.47%
*since 5/1/06

Inception date for the Van Eck VIP Global Hard Assets Fund was 9/1/89 (Initial Class) and 5/1/06 (Class S).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s

9

VAN ECK VIP GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

10

VAN ECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11

VAN ECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

				Expenses Paid
			Ending	During the Period*
		Beginning	Account Value	July 1, 2015 -
		Account Value	December 31,	December 31,
		July 1, 2015	2015	2015
Van Eck VIP Global Hard Assets Fund
Initial Class	Actual	$1,000.00	$676.60	$4.44
	Hypothetical**	$1,000.00	$1,019.91	$5.35
Class S	Actual	$1,000.00	$675.60	$5.57
	Hypothetical**	$1,000.00	$1,018.55	$6.72
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2015), of 1.05% on Initial Class Shares, and 1.32% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
12

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

Number
of Shares		Value

COMMON STOCKS: 96.8%

Bermuda: 0.7%
114,900	Golar LNG Ltd. (USD)	$1,814,271
Brazil: 0.0%
1,614,800	Brazilian Resources, Inc. (CAD) * # §	0
Canada: 14.2%
27,822	Agnico-Eagle Mines Ltd.	731,290
426,800	Agnico-Eagle Mines Ltd. (USD)	11,216,304
72,900	Agrium, Inc. (USD)	6,512,886
839,300	Eldorado Gold Corp. (USD)	2,492,721
1,332,400	First Quantum Minerals Ltd.	4,987,954
835,600	Goldcorp, Inc. (USD)	9,659,536
855,100	New Gold, Inc. (USD) *	1,983,832
38,250	Osisko Gold Royalties Ltd.	377,884
		37,962,407
Israel: 0.2%
23,000	SolarEdge Technologies, Inc. (USD) *	647,910
Kuwait: 1.3%
3,890,609	Kuwait Energy Plc (GBP) * # § ø	3,457,955
Monaco: 0.6%
188,300	Scorpio Tankers, Inc. (USD)	1,510,166
South Africa: 0.4%
858,700	Petra Diamonds Ltd. (GBP) #	1,101,387
Switzerland: 2.8%
5,563,865	Glencore Xstrata Plc (GBP) * #	7,372,822
Number
of Shares		Value

United Kingdom: 2.4%
105,700	Randgold Resources Ltd. (ADR)	$6,546,001
United States: 74.2%
183,300	Anadarko Petroleum Corp.	8,904,714
132,400	Baker Hughes, Inc.	6,110,260
240,000	CF Industries Holdings, Inc.	9,794,400
148,200	Cimarex Energy Co.	13,246,116
296,300	Commercial Metals Co.	4,056,347
145,650	Concho Resources, Inc. *	13,525,059
468,900	Consol Energy, Inc.	3,704,310
170,000	Diamondback Energy, Inc. *	11,373,000
165,300	EOG Resources, Inc.	11,701,587
321,800	Freeport-McMoRan Copper & Gold, Inc.	2,178,586
184,600	Gulfport Energy Corp. *	4,535,622
314,600	Halliburton Co.	10,708,984
300,000	Kinder Morgan, Inc.	4,476,000
346,100	Laredo Petroleum, Inc. *	2,765,339
448,100	Louisiana-Pacific Corp. *	8,070,281
493,200	Nabors Industries Ltd.	4,197,132
262,350	Newfield Exploration Co. *	8,542,116
406,100	Parsley Energy, Inc. *	7,492,545
127,500	Patterson-UTI Energy, Inc.	1,922,700
106,900	Pioneer Natural Resources Co.	13,403,122
30,400	RSP Permian, Inc. *	741,456
190,700	Schlumberger Ltd.	13,301,325
113,000	SemGroup Corp.	3,261,180
201,600	SM Energy Co.	3,963,456

See Notes to Financial Statements

13

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

United States: (continued)
216,600	Steel Dynamics, Inc.	$3,870,642
284,200	SunEdison, Inc. *	1,446,578
98,400	Sunrun, Inc. *	1,158,168
284,200	Superior Energy Services, Inc.	3,828,174
40,100	Union Pacific Corp.	3,135,820
162,800	Valero Energy Corp.	11,511,588
193,200	Whiting Petroleum Corp. *	1,823,808
		198,750,415
Number
of Shares		Value

Total Common Stocks (Cost: $375,832,828)		$259,163,334
MONEY MARKET FUND: 2.2% (Cost: $5,976,513)
5,976,513	AIM Treasury Portfolio — Institutional Class	5,976,513
Total Investments: 99.0% (Cost: $381,809,341)		265,139,847
Other assets less liabilities: 1.0%		2,582,880
NET ASSETS: 100.0%		$267,722,727

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $11,932,164 which represents 4.5% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $3,457,955 which represents 1.3% of net assets.
ø	Restricted Security — the aggregate value of restricted securities is $3,457,955, or 1.3% of net assets.

See Notes to Financial Statements

14

Restricted securities held by the Fund as of December 31, 2015 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Kuwait Energy Plc	08/06/2008	3,890,609	$11,764,893	$3,457,955	1.3%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Energy	64.8%	$171,821,985
Industrials	1.6	4,293,988
Information Technology	0.8	2,094,488
Materials	30.5	80,952,873
Money Market Fund	2.3	5,976,513
	100.0%	$265,139,847

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Bermuda	$1,814,271	$—	$—	$1,814,271
Brazil	—	—	0	0
Canada	37,962,407	—	—	37,962,407
Israel	647,910	—	—	647,910
Kuwait	—	—	3,457,955	3,457,955
Monaco	1,510,166	—	—	1,510,166
South Africa	—	1,101,387	—	1,101,387
Switzerland	—	7,372,822	—	7,372,822
United Kingdom	6,546,001	—	—	6,546,001
United States	198,750,415	—	—	198,750,415
Money Market Fund	5,976,513	—	—	5,976,513
Total	$253,207,683	$8,474,209	$3,457,955	$265,139,847

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Financial Statements

15

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2015:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2014	$0	$6,342,332
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	(2,884,377)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2015	$0	$3,457,955

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2015:

					Impact to
					Valuation
	Value as of		Unobservable		from an
	December 31,	Valuation	Input	Unobservable	Increase in
	2015	Technique	Description(1)	Input	Input(2)
Common Stocks Kuwait	$3,457,955	Market Comparable Transactions	Entitlement Multiple	9.00x	Increase
			Interest Multiple	1.45x	Increase
			Control Discount	20%	Decrease
			Marketability Discount	10%	Decrease
		Guideline Public Companies	Entitlement Multiple	7.00x - 12.00x	Increase
			Interest Multiple	0.55x - 3.40x	Increase
			Marketability Discount	10%	Decrease
(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

16

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (Cost $381,809,341)	$265,139,847
Cash	373,216
Cash denominated in foreign currency, at value (Cost $19)	19
Receivables:
Investments sold	2,427,584
Shares of beneficial interest sold	523,191
Dividends	231,541
Prepaid expenses	12,436
Total assets	268,707,834
Liabilities:
Payables:
Shares of beneficial interest redeemed	232,069
Due to Adviser	237,247
Due to Distributor	20,460
Deferred Trustee fees	108,604
Accrued expenses	386,727
Total liabilities	985,107
NET ASSETS	$267,722,727
Initial Class Shares:
Net Assets	$176,087,272
Shares of beneficial interest outstanding	10,433,743
Net asset value, redemption and offering price per share	$16.88
Class S Shares:
Net Assets	$91,635,455
Shares of beneficial interest outstanding	5,603,786
Net asset value, redemption and offering price per share	$16.35
Net Assets consist of:
Aggregate paid in capital	$436,729,861
Net unrealized depreciation	(116,669,584)
Undistributed net investment income	1,135,927
Accumulated net realized loss	(53,473,477)
$267,722,727

See Notes to Financial Statements

17

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Income:
Dividends (net of foreign taxes withheld of $110,761)		$5,422,948
Expenses:
Management fees	3,670,230
Distribution fees — Class S Shares	290,031
Transfer agent fees — Initial Class Shares	25,098
Transfer agent fees — Class S Shares	21,217
Custodian fees	11,348
Professional fees	54,328
Reports to shareholders	54,777
Insurance	16,183
Trustees’ fees and expenses	10,044
Other	6,531
Total expenses	4,159,787
Net investment income		1,263,161
Net realized gain (loss) on:
Investments		(43,278,461)
Foreign currency transactions and foreign denominated assets and liabilities		11,104
Net realized loss		(43,267,357)
Net change in unrealized appreciation (depreciation) on:
Investments		(93,377,785)
Foreign currency transactions and foreign denominated assets and liabilities		(135)
Net change in unrealized appreciation (depreciation)		(93,377,920)
Net Decrease in Net Assets Resulting from Operations		$(135,382,116)

See Notes to Financial Statements

18

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014
Operations:
Net investment income	$1,263,161	$523,676
Net realized loss	(43,267,357)	(8,342,058)
Net change in unrealized appreciation (depreciation)	(93,377,920)	(83,744,121)
Net decrease in net assets resulting from operations	(135,382,116)	(91,562,503)
Dividends to shareholders from:
Net investment income
Initial Class Shares	(76,223)	(298,583)
Class S Shares	(33,963)	—
Total dividends	(110,186)	(298,583)
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	76,350,511	88,736,452
Class S Shares	45,544,897	60,211,464
	121,895,408	148,947,916
Reinvestment of dividends
Initial Class Shares	76,223	298,583
Class S Shares	33,963	—
	110,186	298,583
Cost of shares redeemed
Initial Class Shares	(85,135,234)	(88,070,964)
Class S Shares	(26,916,943)	(35,222,555)
	(112,052,177)	(123,293,519)
Net increase in net assets resulting from share transactions	9,953,417	25,952,980
Total decrease in net assets	(125,538,885)	(65,908,106)
Net Assets:
Beginning of year	393,261,612	459,169,718
End of year (including undistributed (accumulated) net investment income (loss) of $1,135,927 and ($28,539), respectively)	$267,722,727	$393,261,612
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	3,387,554	2,911,808
Shares reinvested	3,123	10,006
Shares redeemed	(3,801,553)	(2,804,255)
Net increase (decrease)	(410,876)	117,559
Class S Shares:
Shares sold	2,106,383	1,932,469
Shares reinvested	1,433	—
Shares redeemed	(1,298,862)	(1,144,681)
Net increase	808,954	787,788

See Notes to Financial Statements

19

VAN ECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

		Initial Class Shares
		Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.37	$31.39	$29.13	$30.75	$37.67
Income from investment operations:
Net investment income	0.10	0.06	0.08 (b)	0.15 (b)	0.04 (b)
Net realized and unrealized gain (loss) on investments	(8.58)	(6.05)	2.95	1.00	(6.09)
Total from investment operations	(8.48)	(5.99)	3.03	1.15	(6.05)
Less dividends and distributions from:
Net investment income	(0.01)	(0.03)	(0.20)	(0.18)	(0.42)
Net realized capital gains	—	—	(0.57)	(2.59)	(0.45)
Total dividends and distributions	(0.01)	(0.03)	(0.77)	(2.77)	(0.87)
Redemption fees	—	—	—	— (c)	— (c)
Net asset value, end of year	$16.88	$25.37	$31.39	$29.13	$30.75
Total return (a)	(33.45)%	(19.10)%	10.53%	3.39%	(16.45)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$176,087	$275,099	$336,763	$354,487	$926,630
Ratio of gross expenses to average net assets	1.05%	1.06%	1.09%	1.03%	0.92%
Ratio of net expenses to average net assets	1.05%	1.06%	1.09%	1.03%	0.92%
Ratio of net expenses, excluding interest expense, to average net assets	1.05%	1.06%	1.09%	1.03%	0.92%
Ratio of net investment income to average net assets	0.43%	0.19%	0.27%	0.50%	0.11%
Portfolio turnover rate	21%	31%	31%	29%	38%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

20

VAN ECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

		Class S Shares
		Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$24.64	$30.55	$28.38	$30.10	$36.95
Income from investment operations:
Net investment income (loss)	0.04	(0.02)	0.01 (b)	0.13 (b)	(0.06	)(b)
Net realized and unrealized gain (loss) on investments	(8.32)	(5.89)	2.88	0.92	(5.96)
Total from investment operations	(8.28)	(5.91)	2.89	1.05	(6.02)
Less dividends and distributions from:
Net investment income	(0.01)	—	(0.15)	(0.18)	(0.38)
Net realized capital gains	—	—	(0.57)	(2.59)	(0.45)
Total dividends and distributions	(0.01)	—	(0.72)	(2.77)	(0.83)
Redemption fees	—	—	—	— (c)	—	(c)
Net asset value, end of year	$16.35	$24.64	$30.55	$28.38	$30.10
Total return (a)	(33.62)%	(19.35)%	10.30%	3.11%	(16.69)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$ 91,635	$ 118,163	$ 122,407	$ 86,241	$ 47,818
Ratio of gross expenses to average net assets	1.31%	1.32%	1.34%	1.34%	1.26%
Ratio of net expenses to average net assets	1.31%	1.32%	1.34%	1.34%	1.26%
Ratio of net expenses, excluding interest expense, to average net assets	1.31%	1.32%	1.34%	1.34%	1.26%
Ratio of net investment income (loss) to average net assets	0.17%	(0.06)%	0.03%	0.47%	(0.18)%
Portfolio turnover rate	21%	31%	31%	29%	38%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

21

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is

22

closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”). The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

23

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D. Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E. Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

24

F. Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2015.

G. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Financial Highlights.

Income, expenses (excluding class-specific expenses), realized, and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

25

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed to, at least until May 1, 2016, waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% for the Initial Class Shares and 1.45% for the Class S Shares. For the year ended December 31, 2015, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $106,112,485 and $73,086,216, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2015 was $389,004,386 and net unrealized depreciation aggregated to $123,864,539 of which $34,903,299 related to appreciated securities and $158,767,838 related to depreciated securities.

26

At December 31, 2015, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$1,245,777
Accumulated capital losses	(46,279,680)
Other temporary difference	(108,602)
Unrealized depreciation	(123,864,629)
Total	$(169,007,134)

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Ordinary income	$110,186	$298,583

At December 31, 2015, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration	Post-Effective No Expiration
Long-Term Capital Losses	Short-Term Capital Losses
$36,756,233	$9,523,447

During the year ended December 31, 2015, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $11,491 and increased accumulated net realized loss on investments by $11,491. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

27

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2015, the aggregate shareholder accounts of four insurance companies own approximately 50%, 22%, 6% and 5% of the Initial Class Shares and four insurance companies own approximately 48%, 26% and 10%, and 6% of the Class S Shares.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

28

Note 9—Bank Line of Credit—The Trust participates with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2015, the Fund had no borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2015, the Fund had no securities lending activity.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.079 per share from net investment income was declared and paid on January 29, 2016 to shareholders of record of the Initial Class Shares as of January 28, 2016 with a reinvestment date of January 29, 2016.

A dividend of $0.079 per share from net investment income was declared and paid on January 29, 2016 to shareholders of record of the Class S Shares as of January 28, 2016 with a reinvestment date of January 29, 2016.

29

VAN ECK VIP GLOBAL HARD ASSETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and Shareholders of Van Eck VIP Global Hard Assets Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Global Hard Assets Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Global Hard Assets Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2016

30

TAX INFORMATION

(unaudited)

For the 2015 fiscal year, 100% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

31

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center, Institute 2008 to present.	11	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
32

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	65	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	65	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.; Director, The Hewson Company.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
33

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).
34

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
35

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGHAAR

ANNUAL REPORT
December 31, 2015

Van Eck VIP Trust

Van Eck VIP Long/Short Equity Index Fund

1.800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2015.

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ assets and payment history

■ risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 1.800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	1.800.826.2333
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a Van Eck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

(unaudited)

Dear Shareholder:

The Class S shares of the Van Eck VIP Long/Short Equity Index Fund (the “Fund”) declined 3.10% for the 12 month period ended December 31, 2015. The Fund’s benchmark, the Market Vectors® North America Long/Short Equity Index1 (the “Index”), lost 1.98% for the same period.

The Index uses a proprietary statistical model to identify a weighted set of indexed exchange-traded funds (ETFs) that reproduce the common returns of a universe of North American-focused long/short equity hedge funds.2 Early in the year, the model made large allocations to XLB (SPDR Materials ETF) and XLI (SPDR Industrials ETF), both of which performed poorly as energy prices declined. The model analyzes data over a five year lookback period so it does not respond quickly to sudden changes in markets. This keeps the volatility low but prevents the model from responding to sudden severe shocks like the one we have experienced in energy and energy-related sectors in the past two years. Each month the Fund allocates its assets to long and short positions in the ETFs that the Index model selects. As the Index is constructed so that the sum of its gross long and short exposures always equals 100%, the Fund never uses any leverage.3

Fund Review

Long/short equity hedge funds lost 90 basis points in 2015.4 Regionally, North American-focused funds of all strategies declined 2.65% in contrast to positive performances from funds focused on Asia and developed Europe. The long/short equity sector’s net inflows of $9.78 billion declined sharply from the $34.82 billion gained in 2014. At the end of 2015, assets under management invested in the long/short equity strategy were estimated at $702 billion, representing approximately 23% of the $3.08 trillion currently invested in hedge funds globally.

During the year, the Index model made allocations to 19 different ETFs. Eight of these provided exposure to growth, value, and all market segments with varying levels of market capitalization: one all-cap, one large-cap, five mid-cap, and one small-cap. Six of the ETFs covered individual sectors. The Fund held long positions in two fixed income ETFs that invest in short- and intermediate-term investment grade U.S. corporate debt and a short position in a fixed income ETF that invests in high-yield bonds. The Fund had both long and short exposures at different times to one investment grade corporate bond ETF. Finally, the Fund had a long position in an ETF that purchases U.S. equities based on a proprietary momentum model.

1

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

(unaudited) (continued)

In a year when equity market volatility rose overall, the Fund managed to keep its volatility near the long-term level of the Index. The Fund’s annualized daily volatility was 8.09%, in contrast to that of the S&P 500® Total Return Index5 (SPXT) which was 13.66%. The chart below shows that the lower volatility of the Fund produced a narrower distribution of daily returns than the portion of the market represented by SPXT. This is a direct result of the Fund’s hedged approach and its prohibition on the use of leverage.

Van Eck VIP Long/Short Equity Index Fund vs S&P® 500 Total Return Index Daily Return Distribution

Source: Van Eck Research; Bloomberg. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

Outlook

The model that produces the Index that dictates the Fund’s investments identifies positive and negative performance trends in hedge funds that invest primarily in North American equity markets. The overall market exposure of the Index, and thus the Fund, increases when positive trends are more dominant and decreases in less favorable environments. As a result, the Fund endeavors to generate positive returns in favorable market environments while protecting investor capital in unfavorable environments.

2

The Fund is subject to market risk, including possible loss of principal. Because the Fund is a “fund-of funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities, and derivatives. With respect to derivatives, the use of leverage may magnify losses. The Fund will bear its share of the fees and expenses of the exchange traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. The Fund may actively engage in short selling, which entails special risks. If the Fund makes short sales in securities that increase in value, the Fund will lose value. Because the Fund seeks to track an index, it is subject to tracking error risk. In addition, the Fund may experience a high portfolio turnover rate. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We look forward to your continued participation in the Van Eck VIP Long/Short Equity Index Fund and to helping you meet your investment needs in the future.

Marc S. Freed Portfolio Manager	David Schassler Deputy Portfolio Manager
January 19, 2016
3

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	Market Vectors® North America Long/Short Equity Index (MVLSNATR) is constructed using a rules-based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies. This is done by identifying an initial universe of North American focused long/short equity hedge funds, and then eliminating outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True α®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period.

[2]	“North American” means U.S. and Canadian exchanges only.

[3]	The Fund never holds any positions on margin, i.e., it never borrows money to pay for its positions. It also does not lend its holdings to other investors.

[4]	Evestment Alliance, LLC, January 13, 2016.

[5]	S&P 500® Total Return Index (SPXT) is an unmanaged, capitalization-weighted index whose performance figures assume reinvestment of capital gains, dividends, but do not include any fees or expenses. It is not possible to invest directly in an index.
4

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

PERFORMANCE COMPARISON

(unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.	Hypothetical Growth of $10,000 (Since Inception: Class S)

Average Annual Total Return 12/31/15	Fund Class S	MVLSNATR	S&P 500
One Year	(3.10)%	(1.98)%	1.38%
Life* (annualized)	(1.51)%	(0.45)%	3.78%
Life* (cumulative)	(1.94)%	(0.57)%	4.89%

* since 9/17/14

Inception date for the Van Eck VIP Long/Short Equity Index Fund was 9/17/14 (Class S).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Market Vectors North America Long/Short Equity Index (MVLSNATR) seeks to capture the systematic returns (beta) of North American focused long/short equity hedge funds. The index employs a patented rating and ranking system that filters out funds with low beta as compared to their hedge fund peer group. The index is constructed using transparent, liquid ETFs to produce hedge fund-style returns.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

5

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period* July 1, 2015 - December 31, 2015
Van Eck VIP Long/Short Equity Index Fund
Actual	$1,000.00	$968.30	$4.71
Hypothetical**	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2015), of 0.95% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
7

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

Number of Shares		Value

EXCHANGE TRADED FUNDS: 79.3%
2,487	iShares 1-3 Year Credit Bond ETF	$260,140
2,255	iShares S&P 500 Growth ETF	261,129
5,209	Technology Select Sector SPDR Fund	223,101
3,347	Vanguard Short-Term Corporate Bond ETF	264,380
Total Exchange Traded Funds (Cost: $1,002,598) (a)		1,008,750
MONEY MARKET FUND: 20.8% (Cost: $264,554) (a)
264,554	AIM Treasury Portfolio — Institutional Class	264,554
Number of Shares	Value

Total Investments: 100.1% (Cost: $1,267,152)	$1,273,304
Liabilities in excess of other assets: (0.1)%	(1,905)
NET ASSETS: 100.0%	$1,271,399
SECURITIES SOLD SHORT: (2.2)%
EXCHANGE TRADED FUND: (2.2)% (Proceeds: $(27,579))
(353)	Consumer Discretionary Select Sector SPDR Fund	(27,587)
Total Securities Sold Short (Proceeds: $(27,579))	$(27,587)

(a)	All or a portion of these securities are segregated for securities sold short. Total value of securities segregated is $1,273,304.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Exchange Traded Funds	79.2%	$1,008,750
Money Market Fund	20.8	264,554
	100.0%	$1,273,304

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Long positions
Exchange Traded Funds	$1,008,750	$—	$—	$1,008,750
Money Market Fund	264,554	—	—	264,554
Total	$1,273,304	$—	$—	$1,273,304
Short positions
Exchange Traded Fund	$(27,587)	$—	$—	$(27,587)

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Financial Statements

8

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (Cost $1,267,152)	$1,273,304
Cash	774
Receivables:
Investments sold	311,178
Prepaid expenses	40
Total assets	1,585,296
Liabilities:
Securities sold short (Proceeds $27,579)	27,587
Payables:
Investments purchased	243,699
Shares of beneficial interest redeemed	62
Due to Adviser	2,975
Due to Distributor	270
Deferred Trustee fees	241
Accrued expenses	39,063
Total liabilities	313,897
NET ASSETS	$1,271,399
Shares of beneficial interest outstanding	52,645
Net asset value, redemption and offering price per share	$24.15
Net Assets consist of:
Aggregate paid in capital	$1,319,966
Net unrealized appreciation	6,144
Undistributed net investment income	2,426
Accumulated net realized loss	(57,137)
$1,271,399

See Notes to Financial Statements

9

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Income:
Dividends		$14,301
Expenses:
Management fees	7,663
Distribution fees	2,947
Transfer agent fees	9,828
Custodian fees	1,134
Professional fees	51,489
Reports to shareholders	14,266
Insurance	28
Trustees’ fees and expenses	5,572
Dividends on securities sold short	1,344
Other	1,476
Total expenses	95,747
Waiver of management fees	(7,663)
Expenses assumed by the Adviser	(75,530)
Net expenses		12,554
Net investment income		1,747
Net realized loss on:
Investments		(49,546)
Securities sold short		(5,771)
Net realized loss		(55,317)
Net change in unrealized appreciation (depreciation) on:
Investments		6,559
Securities sold short		8,034
Net change in unrealized appreciation (depreciation)		14,593
Net Decrease in Net Assets Resulting from Operations		$(38,977)

See Notes to Financial Statements

10

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Period Ended September 17, 2014 (a) through December 31, 2014
Operations:
Net investment income	$1,747	$2,126
Net realized gain (loss)	(55,317)	18,340
Net change in unrealized appreciation (depreciation)	14,593	(8,449)
Net increase (decrease) in net assets resulting from operations	(38,977)	12,017
Dividends and Distributions to shareholders from:
Net investment income	(2,219)	—
Net realized capital gains	(19,388)	—
Total dividends and distributions	(21,607)	—
Share transactions*:
Proceeds from sale of shares	305,328	1,016,714
Reinvestment of dividends and distributions	21,607	—
Cost of shares redeemed	(23,683)	—
Net increase in net assets resulting from share transactions	303,252	1,016,714
Total increase in net assets	242,668	1,028,731
Net Assets:
Beginning of period	1,028,731	—
End of period (including undistributed net investment income of $2,426 and $2,126, respectively)	$1,271,399	$1,028,731
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	12,312	40,421
Shares reinvested	887	—
Shares redeemed	(975)	—
Net increase	12,224	40,421

(a)	Commencement of operations

See Notes to Financial Statements

11

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Year Ended December 31, 2015	For the Period September 17, 2014 (a) through December 31, 2014
Net asset value, beginning of period	$25.45	$25.15
Income from investment operations:
Net investment income	0.03	0.05
Net realized and unrealized gain (loss) on investments	(0.82)	0.25
Total from investment operations	(0.79)	0.30
Less dividends and distributions from:
Net investment income	(0.05)	—
Net realized capital gains	(0.46)	—
Total dividends and distributions	(0.51)	—
Net asset value, end of period	$24.15	$25.45
Total return (b)	(3.10)%	1.19	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,271	$1,029
Ratio of gross expenses to average net assets (e)	8.12%	21.70	%(d)
Ratio of net expenses to average net assets (e)	1.06%	1.53	%(d)
Ratio of net expenses, excluding dividends on securities sold short, to average net assets (e)	0.95%	0.95	%(d)
Ratio of net investment income to average net assets (e)	0.15%	0.73	%(d)
Portfolio turnover rate	454%	276	%(c)
(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

12

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Long/Short Equity Index Fund (the “Fund”) is a non-diversified series of the Trust and was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio or securities, consisting of substantially all of the same weighting in the Market Vectors North America Long/Short Equity Index, which is published by Market Vectors Index Solutions GmbH, a wholly-owned subsidiary of Van Eck Associates Corporation (the “Adviser”). The Fund currently offers a single class of shares: Class S Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Exchange traded funds as well as closed-end publicly listed fund investments are valued at their official market closing price and are
13

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

14

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. Securities sold short at December 31, 2015 are reflected in the Schedule of Investments.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable
15

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2015.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2016, to waive management fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense, trading expenses,

16

dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% of the Fund’s average daily net assets. For the year ended December 31, 2015, the Adviser waived management fees in the amount of $7,663 and assumed other expenses of $75,530. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets.

Note 5—Investments—For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $4,421,102 and $4,132,513, respectively. Proceeds of short sales and the cost of purchases of short sale covers aggregated $587,801 and $781,808, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2015 was $1,268,936 and net unrealized appreciation aggregated $4,368 of which $10,287 related to appreciated securities and $5,919 related to depreciated securities.

At December 31, 2015, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$2,666
Accumulated capital losses	(55,353)
Other temporary difference	(240)
Unrealized appreciation	4,360
Total	$(48,567)

The tax character of dividends and distributions paid to shareholders was as follows:

Year Ended December 31, 2015
Ordinary income*	$21,607

* Includes short-term capital gains

17

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

At December 31, 2015, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration
Short-Term Capital Losses
$55,353

During the year ended December 31, 2015, as a result of permanent book to tax differences, the Fund increased net investment income by $772 and increased accumulated net realized loss on investments by $772. Net assets were not affected by this reclassification. These differences are primarily due to securities sold short.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

Note 7—Concentration Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities.

18

At December 31, 2015, the Adviser owns approximately 77% of the Fund’s outstanding shares of beneficial interest. The aggregate shareholder accounts owned by one insurance company is approximately 20% of the Fund’s outstanding shares of beneficial interest.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2015, the Fund had no borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2015, the Fund had no securities lending activity.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.051 per share from net investment income was declared and paid on January 29, 2016 to shareholders of record of the Class S Shares as of January 28, 2016 with a reinvestment date of January 29, 2016.

19

VAN ECK VIP LONG/SHORT EQUITY INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and Shareholders of Van Eck VIP Long/Short Equity Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Long/Short Equity Index Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Long/Short Equity Index Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2016

20

TAX INFORMATION

(unaudited)

For the 2015 fiscal year, 32.51% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

21

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited)

			Number of
			Portfolios
			In Fund
			Complex(3)
Trustee’s Name,	Position(s) Held With Trust,		Overseen
Address(1) and	Term of Office(2) and	Principal Occupation(s)	By	Other Directorships Held Outside The
Year of Birth	Length of Time Served	During Past Five Years	Trustee	Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center, Institute 2008 to present.	11	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

22

			Number of
			Portfolios
			In Fund
			Complex(3)
Trustee’s Name,	Position(s) Held With Trust,		Overseen
Address(1) and	Term of Office(2) and	Principal Occupation(s)	By	Other Directorships Held Outside The
Year of Birth	Length of Time Served	During Past Five Years	Trustee	Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	65	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	65	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.; Director, The Hewson Company.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
23

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited) (continued)

Officer’s Name, Address(1)		Term of Office And
And Year of Birth	Position(s) Held With Trust	Length of Time Served(2)	Principal Occupations During The Past Five Years
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.
24

Officer’s Name, Address(1)		Term of Office And
And Year of Birth	Position(s) Held With Trust	Length of Time Served(2)	Principal Occupations During The Past Five Years
Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
25

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPLSEAR

ANNUAL REPORT
December 31, 2015

Van Eck VIP Trust

Van Eck VIP Unconstrained Emerging Markets Bond Fund

1.800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2015.

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ assets and payment history

■ risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 1.800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	1.800.826.2333
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a Van Eck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) declined 13.09% over the 12 month period ending December 31, 2015, while the Fund’s benchmark—currently a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index2 (GBI-EM)—lost 7.14% over the same period. To compare, the GBI-EM local currency index was down 14.92%, while the EMBI hard currency index returned 1.18% over the 12 month period.

It is important to note that we changed the Fund’s primary benchmark, effective May 1, 2015, from the GBI-EM (representing local currency)3 to the blended benchmark of 50% EMBI (representing hard currency)4 and 50% GBI-EM (representing local currency) to reflect the unconstrained long-only nature of the Fund.

Over the last year, the emerging markets bond market remained choppy. The continuing weakness in commodity prices, even stronger concerns over Chinese growth and the stability of the exchange rate regime, the continuation of the political and economic crises in Brazil, combined with the persistent misunderstanding between the Federal Reserve (Fed) and the markets vis-à-vis rates’ normalization have driven asset prices. In the context of weakening economic growth, the asset class as a whole has been subject to volatility, mostly negative returns, and outflows.

As an unconstrained long-only fund, we seek to find the best investment opportunities across the emerging markets debt universe, including sovereigns and corporates in hard and local currencies. We believe that this flexibility gives us a greater ability to manage risks in the emerging markets space, especially interest rates, currency, and country risks, and allows for a greater ability to find opportunities with higher yields.

Fund Review

Overall, the Fund’s performance compared to the 50/50 blended benchmark was aided by one of the Fund’s long term position in Argentina and positions in the Philippines and Peru. Conversely, the Fund’s performance was affected negatively by exposures to corporate names specifically in Brazil and Colombia and by local debt exposure in Zambia in the summer.

Argentina was a bright spot in 2015. We have long maintained that the November presidential elections in Argentina would result in a more market-friendly government than that of the former president Cristina

1

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

(unaudited) (continued)

Kirchner. The election victory of the opposition candidate Mauricio Macri appears to be a real game-changer. Mr. Macri’s ability to deliver on his ambitious promise to liberalize the official exchange rate sooner than expected is a very good sign. The new government is likely to deal with the so-called “holdouts” from the 2001 debt default in the coming months. These negotiations do not correlate with global systematic factors such as oil prices, the stock market, etc.

Energy sector corporate bonds in Brazil (where politics also pressured bonds) and Colombia (where a stalled takeover bid additionally pressured bonds) detracted from Fund’s performance. The first were corporate bonds of a Brazilian conglomerate with businesses in the fields of engineering, construction, and petrochemicals. Some of its senior executives were apprehended last summer and charged with bribery in connection with the Petrobras scandal. The second corporate bonds, from a company in Colombia, were affected by the decline in oil prices and the loss by the company of the production of one of its main fields, which put a strain on revenues. Zambia was also a significant detractor from the Fund’s performance, due to the impact of Glencore’s withdrawal from the local copper industry on the country’s economy and currency. Other detracting positions included local debt exposure in South Africa and hard currency exposure in Venezuela (even though, later in the year, the Fund managed to recoup most of its losses from earlier in the year). The absence of exposure to Russian sovereign bonds (hard and local currencies), which rallied following the stabilization in both oil prices and the political environment, also contributed to the Fund’s underperformance for the 12 month period under review.

Our view on local currency denominated bonds changed over the course of the year. We became cautiously positive in the second quarter (after almost two years of no, or minimal, exposure), increasing local currency exposure to approximately 60% of the Fund’s assets under management by June 30, 2015. However, as the growth outlook in emerging markets continued to deteriorate, concerns over China grew stronger, commodity prices continued to weaken, and capital outflows from emerging markets intensified, we retracted and ended the year with no local bonds in our portfolio.

Concerns over illiquidity in the corporate bond market grew stronger during the second half of the year, leading to a further decrease in the Fund’s exposure to corporates. We continue to like idiosyncratic exposure to countries such as Argentina, and we increased our exposure in the second half of the year. We also prefer to have strong defensive

2

names such as South Korea, exposure to which was also increased in the second half of 2016.

During the annual period, the Fund used derivatives, specifically non-deliverable and deliverable foreign exchange forwards, to hedge the currency component of fixed income holdings. In particular, the Fund directly hedged the euro risk encumbered in euro-denominated bonds, particularly Argentine euro-denominated bonds. The Fund also used cross-currency hedges for its Chilean peso bond exposure by buying USD/PEN (Peruvian sol), and for its Russian ruble bond exposure by buying USD/TRY (Turkish lira). The derivatives positions in 2015 had a minimal impact on the Fund’s performance especially when taking into consideration the opposing positions that those derivatives were trying to hedge.

Portfolio Positioning and Outlook

We are cautious overall on emerging markets debt and especially on the local-denominated debt. The economic situation in China remains a concern—particularly the leverage trajectory and the sustainability of the current exchange rate regime (a looming/potential devaluation)—with a higher possibility of rating downgrade. The real interest rate differential between emerging markets and the U.S. is still narrow, with no obvious bottoming in the growth dynamic in emerging markets. Emerging markets have re-levered since the U.S. financial crisis, while the Fed is poised for further tightening. The risks of unstable or weak commodity prices speak for themselves. Emerging markets corporates are vulnerable in the event of outflows, and outflows are implied by the above. We believe that this requires defensive positioning through a diversified portfolio that focuses on sovereign or quasi-sovereign, dollar-denominated, and high-rated debt. We will continue to assess opportunities in countries that do pay high real rates, but the current balance of risks does not favor sizeable exposure to this asset class.

We continue to focus on liquid names, especially if they have de-risked. Countries like Russia and Brazil fit this description. In Russia, sanctions have dampened investor exposure, but the economy is proving more resilient than expected, partially due that authorities opted for a more orthodox policy response allowing the currency (rather than the international reserves) to act as a shock absorber. Russia is emerging from this episode with a stronger credit metric (stable reserves, lower external debt, and a larger current account surplus), while the recent geopolitical developments dampened appetite for an escalation of

3

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

(unaudited) (continued)

sanctions—all these factors are likely to boost Russia’s ratings in the coming months.

In Brazil, the corruption scandal and the deteriorating macro story have similarly pressured investor exposure. Though we do not expect any “resolution” soon and see the currency and other asset prices as vulnerable, this does not necessarily apply to the sovereign dollar debt. Brazil is a net creditor and actively buys back its debt. Another good “liquid” example is Mexico. The country’s structural reform effort appears to be finally paying off in terms of economic diversification, low inflation, and a better growth outlook (especially in comparison with regional peers).

We also try to have off-index names in our portfolio—both in the corporate and the sovereign space (as long as they are liquid). The investment team does its own trading, which we believe is a special advantage right now, as today’s “liquidity” is not tomorrow’s. We always focus on liquidity, and are trying to make sure that potentially illiquid bonds are not in the portfolio.

We believe that in the current environment, our portfolio will benefit from having both idiosyncratic and defensive names. The main benefit of having such defensive diversifiers as South Korea is that they empirically trade well in risk-off. The country is a high-rated “emerging markets graduate” that is a net creditor and whose willingness to pay is beyond doubt. As an extra bonus, the country’s current account surplus is among the highest in the world, while the financial account outflows are smaller in absolute terms so the balance of payment delta remains positive (unlike in a growing number of emerging markets). With idiosyncratic diversifiers, we continue to focus on Argentina.

The Fund is subject to risks associated with its investments in emerging markets debt securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, hedging risk, non-diversification risk, and risks associated with non-

4

investment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Van Eck VIP Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine	David Austerweil
Portfolio Manager	Deputy Portfolio Manager
January 20, 2016

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

[2]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries.

[3]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.

[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro, or yen.
5

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2015 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

On May 1, 2013, the Van Eck VIP Global Bond Fund implemented changes to its principal investment strategies and changed its name to the Van Eck VIP Unconstrained Emerging Markets Bond Fund. On May 1, 2015, the Van Eck VIP Unconstrained Emerging Markets Bond Fund changed its primary benchmark from the GBI-EM to the blended benchmark of 50% EMBI and 50% GBI-EM to reflect the unconstrained long-only nature of the Fund.

Average Annual
Total Return	Fund			50%GBI-EM
12/31/15	Initial Class	GBI-EM	EMBI	50% EMBI
One Year	(13.09)%	(14.92)%	1.18%	(7.14)%
Five Year	(1.64)%	(3.48)%	5.36%	0.92%
Ten Year	2.29%	4.31%	6.86%	5.65%

Inception date for the Van Eck VIP Unconstrained Emerging Markets Bond Fund was 9/1/89 (Initial Class).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

6

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 50/50 benchmark (“the Index”) is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM). The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries. J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

7

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period* July 1, 2015 - December 31, 2015
Van Eck VIP Unconstrained Emerging Markets Bond Fund
Actual	$1,000.00	$ 905.10	$5.28
Hypothetical**	$1,000.00	$1,019.66	$5.60
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2015), of 1.10% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

Principal Amount			Value

CORPORATE BONDS: 10.7%

Argentina: 3.3%
USD	970,585	YPF SA 7.86%, 08/15/18 (f) Reg S	$965,732
British Virgin Islands: 0.2%
EUR	55,000	C10-EUR Capital SPV Ltd. 6.28%, 06/30/17 (c)	54,242
Colombia: 0.7%
USD	200,000	Transportadora de Gas Internacional SA ESP 5.70%, 03/20/17 (c) Reg S	201,500
Luxembourg: 3.5%
		Gazprom OAO
	633,000	3.85%, 02/06/20 Reg S	589,619
	438,000	6.51%, 03/07/22 Reg S	442,051
			1,031,670
Mexico: 2.8%
	120,000	Corp. GEO SAB de CV 9.25%, 02/01/16 (c) (d) * Reg S	2,550
	840,000	Petroleos Mexicanos 2.34%, 07/18/18 (f)	832,650
			835,200
Principal Amount			Value

United Kingdom: 0.2%
USD	68,000	AngloGold Ashanti Holdings Plc 8.50%, 07/30/16 (c)	$69,783
Total Corporate Bonds (Cost: $3,259,377)			3,158,127
FOREIGN GOVERNMENT OBLIGATIONS: 76.7%

Angola: 1.5%
	461,000	Angolan Government International Bond 9.50%, 11/12/25 144A	429,882
Argentina: 12.2%
		Argentine Republic Government International Bond
EUR	700,000	2.26%, 12/31/38 (d) *	437,227
	1,376,104	7.82%, 12/31/33 (d) *	1,597,921
USD	1,359,977	8.28%, 12/31/33 (d) *	1,570,773
			3,605,921
Belarus: 1.9%
	558,000	Belarus International Bond 8.95%, 01/26/18 Reg S	574,617

See Notes to Financial Statements

10

Principal Amount			Value

Brazil: 4.7%
		Brazilian Government International Bond
USD	669,000	2.63%, 01/05/23	$510,112
	624,000	4.88%, 01/22/21	578,760
	443,000	5.00%, 01/27/45	297,918
			1,386,790
Dominican Republic: 2.0%
	546,000	Dominican Republic International Bond 7.50%, 05/06/21 Reg S	586,950
Ecuador: 1.0%
	358,000	Ecuador Government International Bond 10.50%, 03/24/20 Reg S	289,980
Ghana: 1.6%
	460,000	Ghana Government International Bond 10.75%, 10/14/30 Reg S	467,820
Hungary: 3.3%
	851,000	Hungary Government International Bond 6.38%, 03/29/21	972,267
Iraq: 2.8%
	1,217,000	Iraq International Bond 5.80%, 02/14/16 (c) Reg S	824,530
Ivory Coast: 4.0%
	1,332,000	Ivory Coast Government International Bond 5.38%, 07/23/24 Reg S	1,187,505
Mexico: 2.8%
	826,000	Nacional Financiera SNC 3.38%, 11/05/20 144A	820,115
Principal Amount			Value

Nigeria: 4.7%
USD	1,450,000	Nigeria Government International Bond 5.13%, 07/12/18 Reg S	$1,386,562
Pakistan: 3.1%
	892,000	Pakistan Government International Bond 7.25%, 04/15/19 Reg S	912,950
Paraguay: 1.0%
	304,000	Republic of Paraguay 4.63%, 01/25/23 Reg S	296,400
Philippines: 2.8%
	753,000	Philippine Government International Bond 4.00%, 01/15/21	816,715
Russia: 2.0%
	600,000	Russian Foreign Bond 3.50%, 01/16/19 Reg S	598,447
Slovenia: 4.3%
	1,152,000	Slovenia Government International Bond 5.25%, 02/18/24 Reg S	1,273,680
South Africa: 2.0%
	548,000	South Africa Government International Bond 6.88%, 05/27/19	588,311
South Korea: 15.2%
	450,000	Export-Import Bank of Korea 2.50%, 05/10/21	445,121

See Notes to Financial Statements

11

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

South Korea: (continued)
USD	304,000	2.63%, 12/30/20	$304,381
	152,000	3.25%, 08/12/26	151,269
	263,000	5.13%, 06/29/20	290,898
		Korea International Bond
	1,225,000	3.88%, 09/11/23	1,324,776
	472,000	5.63%, 11/03/25	583,064
	1,183,000	7.13%, 04/16/19	1,372,280
			4,471,789
Tunisia: 1.0%
	344,000	Banque Centrale de Tunisie International Bond 5.75%, 01/30/25 Reg S	299,442
Venezuela: 1.7%
		Venezuela Government International Bond
	750,000	7.00%, 03/31/38 Reg S	283,125
	513,000	9.38%, 01/13/34	203,918
			487,043
Vietnam: 1.1%
		Vietnam Government International Bond
	169,200	4.00%, 02/01/16 (c) (s)	165,816
	150,000	6.75%, 01/29/20 Reg S	165,141
			330,957
Total Foreign Government Obligations (Cost: $22,390,561)			22,608,673
Number of
Shares		Value

MONEY MARKET FUND: 11.1% (Cost: $3,262,369)
3,262,369	AIM Treasury Portfolio— Institutional Class	$3,262,369
Total Investments: 98.5% (Cost: $28,912,307)		29,029,169
Other assets less liabilities: 1.5%		453,468
NET ASSETS: 100.0%		$29,482,637

See Notes to Financial Statements

12

EUR	Euro
USD	United States Dollar
(c)	Callable Security – the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(f)	Floating Rate Bond – coupon reflects the rate in effect at the end of the reporting period
(s)	Step Bond – coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
*	Non-income producing
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,249,997, or 4.2% of net assets.

As of December 31, 2015, the Fund held the following open forward foreign currency contracts:

Counterparty	Contracts to deliver	In Exchange For	Settlement Dates	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Company	USD 243,168	TRY 713,432	1/04/2016	$ 1,459
State Street Bank & Trust Company	USD 297,528	TRY 871,972	1/04/2016	1,461
State Street Bank & Trust Company	TRY 1,585,404	USD 541,352	1/04/2016	(2,265)
State Street Bank & Trust Company	EUR 1,867,175	USD 2,032,066	1/28/2016	1,756
Net unrealized appreciation on forward foreign currency contracts				$ 2,411

See Notes to Financial Statements

13

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

EUR	Euro
TRY	Turkish Lira
USD	United States Dollar

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Basic Materials	0.2%	$69,783
Energy	10.5	3,031,552
Government	77.9	22,608,673
Industrial	0.2	56,792
Money Market Fund	11.2	3,262,369
	100.0%	$29,029,169

The summary of inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$3,158,127	$—	$3,158,127
Foreign Government Obligations*	—	22,608,673	—	22,608,673
Money Market Fund	3,262,369	—	—	3,262,369
Total	$3,262,369	$25,766,800	$—	$29,029,169
Other Financial Instruments:
Forward Foreign Currency Contracts	$—	$2,411	$—	$2,411

* See Schedule of Investments for security type and geographic country breakouts.

There were no transfers between levels during the year ended December 31, 2015.

See Notes to Financial Statements

14

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (Cost $28,912,307)	$29,029,169
Cash	442,341
Receivables:
Investments sold	178,600
Shares of beneficial interest sold	93,675
Dividends and interest	541,191
Prepaid expenses	1,200
Net unrealized appreciation on forward foreign currency contracts	2,411
Total assets	30,288,587
Liabilities:
Payables:
Investments purchased	699,440
Shares of beneficial interest redeemed	1,185
Due to Adviser	17,152
Deferred Trustee fees	9,755
Accrued expenses	78,418
Total liabilities	805,950
NET ASSETS	$29,482,637
Shares of beneficial interest outstanding	3,864,431
Net asset value, redemption and offering price per share	$7.63
Net Assets consist of:
Aggregate paid in capital	$34,076,156
Net unrealized appreciation	90,613
Accumulated net investment loss	(13,871)
Accumulated net realized loss	(4,670,261)
$29,482,637

See Notes to Financial Statements

15

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

Income:
Dividends		$786
Interest (net of foreign taxes withheld of $11,268)		2,547,915
Total income		2,548,701
Expenses:
Management fees	341,010
Transfer agent fees	25,034
Custodian fees	28,826
Professional fees	35,649
Reports to shareholders	12,852
Insurance	1,783
Trustees’ fees and expenses	4,948
Interest	1,070
Other	6,323
Total expenses	457,495
Waiver of management fees	(82,592)
Net expenses		374,903
Net investment income		2,173,798
Net realized loss on:
Investments		(6,286,581)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(223,146)
Net realized loss		(6,509,727)
Net change in unrealized appreciation (depreciation) on:
Investments		(394,837)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(2,851)
Net change in unrealized appreciation (depreciation)		(397,688)
Net Decrease in Net Assets Resulting from Operations		$(4,733,617)

See Notes to Financial Statements

16

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014
Operations:
Net investment income	$2,173,798	$2,741,829
Net realized loss	(6,509,727)	(2,195,522)
Net change in unrealized appreciation (depreciation)	(397,688)	742,364
Net increase (decrease) in net assets resulting from operations	(4,733,617)	1,288,671
Dividends and Distributions to shareholders from:
Net investment income	(2,211,375)	(2,183,316)
Net realized capital gains	—	(3,489,372)
Total dividends and distributions	(2,211,375)	(5,672,688)
Share transactions*:
Proceeds from sale of shares	6,357,141	19,259,792
Reinvestment of dividends and distributions	2,211,375	5,672,688
Cost of shares redeemed	(9,166,533)	(23,379,332)
Net increase (decrease) in net assets resulting from share transactions	(598,017)	1,553,148
Total decrease in net assets	(7,543,009)	(2,830,869)
Net Assets:
Beginning of year	37,025,646	39,856,515
End of year (including undistributed (accumulated) net investment income (loss) of $(13,871) and $2,166,589, respectively)	$29,482,637	$37,025,646
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	759,538	1,958,102
Shares reinvested	247,912	633,112
Shares redeemed	(1,110,550)	(2,383,473)
Net increase (decrease)	(103,100)	207,741

See Notes to Financial Statements

17

VAN ECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.33	$10.60	$11.92	$11.71	$12.03
Income from investment operations:
Net investment income	0.56	0.67	0.60	0.24	0.27
Net realized and unrealized gain (loss) on investments	(1.70)	(0.49)	(1.67)	0.39	0.62
Total from investment operations	(1.14)	0.18	(1.07)	0.63	0.89
Less dividends and distributions from:
Net investment income	(0.56)	(0.56)	(0.25)	(0.26)	(0.96)
Net realized capital gains	—	(0.89)	— (b)	(0.16)	(0.25)
Total dividends and distributions	(0.56)	(1.45)	(0.25)	(0.42)	(1.21)
Redemption fees	—	—	—	— (b)	— (b)
Net asset value, end of year	$7.63	$9.33	$10.60	$11.92	$11.71
Total return (a)	(13.09)%	2.18%	(9.17)%	5.55%	8.14%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$29,483	$37,026	$39,857	$54,529	$43,854
Ratio of gross expenses to average net assets	1.34%	1.20%	1.43%	1.18%	1.22%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	6.38%	6.34%	4.87%	2.10%	2.33%
Portfolio turnover rate	572%	441%	483%	0%	23%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share

See Notes to Financial Statements

18

VAN ECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”). The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which
19

VAN ECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

20

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that
21

VAN ECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Forward Foreign Currency Contracts — The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign currency contracts for eleven months during the year ended December 31, 2015 with an average unrealized depreciation of $21,683. Forward foreign currency contracts held at December 31, 2015 are reflected in the Schedule of Investments.

At December 31, 2015, the Fund had the following derivative instruments:

Asset Derivatives
Foreign Currency Risk
Forward foreign currency contracts[1]	$2,411

[1]	Statement of Assets and Liabilities location: Net unrealized appreciation on forward foreign currency contracts

The impact of transactions in derivative instruments, during the year ended December 31, 2015, was as follows:

Foreign Currency Risk
Realized gain(loss):
Forward foreign currency contacts[2]	$(83,938)
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[3]	(11,772)

[2]	Statement of Operations location: Net realized loss on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[3]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or
22

other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral, if any, held at December 31, 2015 is presented in the Schedule of Investments.

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities subject to master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2015. Collateral, if any, is disclosed up to an amount of 100% of the net amount of unrealized gain/loss for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

Net Amount
		Gross	of Assets
		Amount	Presented	Financial
	Gross	Offset in the	in the	Instruments
	Amount of	Statement of	Statements of	and
	Recognized	Assets and	Assets and	Collateral	Net
	Assets	Liabilities	Liabilities	Received	Amount

Forward foreign currency contracts	$4,676	$(2,265)	$2,411	$—	$2,411

Net Amount
		Gross	of Liabilities
		Amount	Presented	Financial
	Gross	Offset in the	in the	Instruments
	Amount of	Statement of	Statement of	and Collateral
	Recognized	Assets and	Assets and	Received/	Net
	Liabilities	Liabilities	Liabilities	Pledged	Amount

Forward foreign currency contracts	$(2,265)	$2,265	$—	$—	$—

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Financial Highlights.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

23

VAN ECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2016, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. For the year ended December 31, 2015, the Adviser waived management fees in the amount of $82,592. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $184,838,851 and $185,730,095, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2015 was $28,966,634 and net unrealized appreciation aggregated to $62,535 of which $444,282 related to appreciated securities and $381,747 related to depreciated securities.

At December 31, 2015, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$—
Accumulated capital losses	(4,617,640)
Other temporary difference	(9,754)
Unrealized appreciation	33,875
Total	$(4,593,519)

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Ordinary income	$2,211,375	$2,188,707
Long-term capital gains	—	3,483,981
Total	$2,211,375	$5,672,688

At December 31, 2015, the Fund had capital loss carryforwards available to offset future capital gains as follows:

24

Post-Effective No Expiration	Post-Effective No Expiration
Long-Term Capital Losses	Short-Term Capital Losses
$45,475	$4,572,165

During the year ended December 31, 2015, as a result of permanent book to tax differences, the Fund increased accumulated net investment loss by $2,142,883, decreased accumulated net realized loss on investments by $3,513,038 and decreased aggregate paid in capital by $1,370,155. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, net operating losses and tax treatment of gain/(loss) on debt instruments denominated in foreign currency.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2015, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different security transaction clearance and settlement practices and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

At December 31, 2015, the aggregate shareholder accounts of five insurance companies own approximately 49%, 24%, 9%, 5% and 5% of the Fund’s outstanding shares of beneficial interest.

25

VAN ECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust participates with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2015, the average daily loan balance during the 53 day period for which a loan was outstanding amounted to $518,925 and the average interest rate was 1.42%. At December 31, 2015, the Fund had no outstanding borrowings under the Facility.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2015, the Fund had no securities lending activity.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and Shareholders of Van Eck VIP Unconstrained Emerging Markets Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Unconstrained Emerging Markets Bond Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Unconstrained Emerging Markets Bond Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2016

27

VAN ECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

TAX INFORMATION

(unaudited)

The Fund intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2015 by the Fund was shown below.

Fund Foreign Tax Credits	Gross Foreign Source Income
$11,268	$1,889,251
28

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:
Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center, Institute 2008 to present.	11	Director, Forward Association, Inc.; Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	11	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	11	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
29

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	65	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	65	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014; President, Rivas Capital, Inc. (real estate property management services company), 2004 to 2014.	11	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.; Director, The Hewson Company.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that
Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
30

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2015 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).
31

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
32

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPUEMBAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that R. Alastair Short member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2015 and
     December 31, 2014, were $150,330 and $170,980, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2015 and December 31, 2014, were $30,515 and $21,000, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of six Independent Trustees. Messrs. Lukomnik, Shaner, Short,
     Stamberger, and Stelzl and Ms. Pigott currently serve as members of the
     Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 4, 2016
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 4, 2016
     -------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 4, 2016
     -------------